TELKOM SA LIMITED
THINTANA COMMUNICATIONS LLC
SBC INTERNATIONAL - MANAGEMENT SERVICES, INC
and
TELEKOM MANAGEMENT SERVICES SDN. BHD.
Dated May 14, 1997
STRATEGIC SERVICES AGREEMENT
THIS STRATEGIC SERVICES AGREEMENT (the "Agreement") is made this
14th day of May 1997
AMONG:
TELKOM SA LIMITED a company incorporated under the laws of the Republic of South Africa and having its registered office at Telkom Towers North, 152
Proes Street, Pretoria, South Africa ("Telkom");
THINTANA COMMUNICATIONS LLC a limited liability company organised under the laws of the State of Delaware of the United States of America and
having its registered office at #2 Read's Way, Suite 222, Corporate Commons,
New Castle, Delaware 19720, United States of America (the "SEP");
SBC INTERNATIONAL-MANAGEMENT SERVICES, INC., a corporation
organised under the laws of the State of Delaware of the United States of America,
and having its registered office at #2 Read's Way, Suite 222, Corporate
Commons, New Castle, Delaware 19270, United States of America
("SBCI-MSI"); and
TELEKOM MANAGEMENT SERVICES SDN. BHD., a corporation organised under the laws of Malaysia and having its principal offices located at Wisma
Telkom, Jalan Pantai Baru, 59200 Kuala Lumpur ("TMS").
In this Agreement, Telkom, the SEP, SBCI-MSI and TMS are referred to individually as a "Party" and collectively as the "Parties".
WHEREAS:
(A)         Pursuant to a Share Transfer Agreement (as herein defined) the SEP has acquired thirty percent (30%) of the share capital of Telkom and established a strategic alliance with respect to Telkom;
(B)         In furtherance of such strategic alliance, Telkom and the SEP desire to transform Telkom into an economically successful world-class telecommunications operator, and also desire that Telkom will strive to meet the following strategic objectives in the conduct of its business to the extent such objectives are consistent with such transformation:
-  develop genuine economic empowerment of Disadvantaged Groups
   (as defined below);
-  satisfy economically viable demand for basic needs in telephony service for all South Africans and increase coverage of priority customers, such as educational and medical facilities, community centres and governmental agencies;
-  transform Telkom into a company representative of the
   demographics of the Republic of South Africa;
-  create opportunities for training and skills development in the telecommunications sector within the Republic of South Africa
- assist economic growth in South Africa by providing a national telecommunications infrastructure which will promote the creation of an "information society";
- promote the maintenance of employment within the core areas of
  Telkom, to the extent possible;
- promote a culture of consultation with Telkom's employees
  regarding the terms and conditions of their employment and the operations of Telkom;
- facilitate Telkom's management and employees in resolving any conflicts on a timely and effective basis;
- facilitate a policy of affirmative action within Telkom with respect to recruitment, appointments and transformation of Telkom's management;
- facilitate the empowerment of Disadvantaged Groups by developing supportive procurement policies, including training programs; and
- accomplish all of the foregoing in a commercially reasonable manner within the framework of the operation of a commercial business.
(C)         SBC International South Africa LLC ("SBCISA"), a limited liability company organised under the laws of the State of Delaware of the United
States of America, and Telekom Malaysia-Africa Sdn. Bhd. ("TMA"), a
corporation organised under the laws of Malaysia, are members of the
SEP;
(D)        In furtherance of the strategic objectives identified in Recital B above, the
SEP has agreed to provide (or cause to be provided) certain Personnel (as herein defined) to Telkom and the SEP will be entitled to provide (or cause to be provided) certain Personnel to Telkom, to provide the Strategic
Services (as herein defined) on the terms and conditions of this Agreement.
(E)        SBCI-MSI, an Affiliate (as herein defined) of SBCISA, is an international telecommunications management company with extensive expertise and experience related to the management and operation of telecommunication networks that provide a wide range of wireline, wireless and video services;
(F)        TMS, an Affiliate of TMA, is a management company with extensive expertise and experience in the area of telecommunications, and specifically in the use of wireless technology applications in rural network buildouts;
(G)        SBCI-MSI and TMS have agreed to provide Personnel at the request and direction of the SEP to provide the Strategic Services on the terms and conditions of this Agreement;

1 Definitions and Interpretation
(1)          In this Agreement:
"Additional Personnel"
 means Personnel who provide Strategic Services
but who are not assigned to work in South Africa for at least six (6)
consecutive months;
"Affiliate"
 means in respect of any person, any other person which
controls, is controlled by, or is under common control with the first person
(where control is the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of any person through ownership of shares, debentures, partnership interests or otherwise)
and shall include, without limitation, when used with respect to (i) any person, any subsidiary of such person and (ii) the SEP, Affiliates of the
SEP and those of its owners;
"Board"
 means the board of directors of Telkom;
"Closing"
 shall mean the consummation of the acquisition of Telkom
Shares pursuant to the Share Transfer Agreement, including the execution and delivery of the Shareholders' Agreement by all of the parties thereto;
"Commencement Date"
 means the date of this Agreement;
"Disadvantaged Groups"
 means South African groups historically
discriminated against on the grounds of race, colour, origin or gender in
South Africa;
"Dollars"
 or "US$" means the lawful currency for the time being of the
United States of America;
 "Exchange Control Approvals"
 means any and all exchange control or
similar governmental approvals which shall, from time to time, be required for the payment by Telkom of the amounts provided for herein in connection with the provision of the Strategic Services or for the transfer of such amounts from South Africa to any other jurisdiction;
"Exclusivity Period"
 means the exclusivity period for the provision of
certain telecommunications services specified in the PSTS Licence;
"Full-Time Personnel"
 means Personnel who provide Strategic Services
and who are assigned to work in South Africa for six (6) or more consecutive months but less than one (1) year;
"Group Executive"
 means a senior executive of Telkom who reports
directly to the chief executive officer of Telkom and has primary responsibility for management of a Management Group;

"International Personnel" means Personnel who provide Strategic Services and who immediately prior to providing such services to Telkom were not domiciled in either Malaysia or the United States;
"Long-Term Personnel" means Personnel who provide Strategic Services and who are assigned to work in South Africa for not less than one (1)
year;
"Malaysian Personnel" means Personnel who provide Strategic Services and who immediately prior to providing such services to Telkom were domiciled in Malaysia;
"Management Group" means a management group managed by a Group
Executive, as reflected in the Management Structure;
"Management Structure" means the management structure of Telkom as set forth on Appendix A, attached hereto, as amended from tune to tune in accordance with the Shareholders' Agreement;
"Managing Executive" means a senior executive of Telkom who reports directly to a Group Executive, as reflected in the Management Structure;
"Minister" means the Minister for Posts, Telecommunications and
Broadcasting of the Republic of South Africa;
"Permit" shall mean any work, residence, immigration or other permit, licence or clearance which, under the laws of South Africa, is required to be obtained and/or maintained by the SEP, any Personnel Provider and/or
Personnel in connection with the provision of the Strategic Services hereunder;
"Personnel" means any person who provides Strategic Services under this
Agreement;
"Personnel Provider" means, with respect to any Personnel, any person which directly or indirectly provides such Personnel to Telkom at the request of the SEP for the purpose of providing the Strategic Services; and
for purposes of this Agreement, shall include, without limitation, (i) SBC-
MSI and TMS (to the extent they provide Personnel pursuant to Clause 3 of this Agreement) and (ii) such other Affiliates of SBCISA and TMA, respectively, chosen by the SEP in its sole and absolute discretion which may from time to time provide Personnel at the request of the SEP to perform the Strategic Services as contemplated by Clause 2 of this
Agreement;
"PSTS Licence" means the licence for the provision of public switched telecommunications services issued to Telkom by the Minister pursuant to
Section 36 of the Telecommunications Act;

"Radio
 Licence" means the licence for radio frequency spectrum and radio stations issued to Telkom by the Minister pursuant to Section 30 of the
Telecommunications Act;
"Review Committee" means a committee which shall consist of three (3)
members, one (1) of which shall be appointed by each of Telkom, SBCISA and TMA, respectively.
"Senior Manager"
 means all senior managers of Telkom other than the
chief executive officer of Telkom, any Group Executive or any Managing
Executive;
"SEP Appointments"
 means the Group Executives, Managing Executives
and Senior Managers indicated in the Management Structure as being appointees of the SEP and whom the SEP is entitled to appoint pursuant to the provisions of the Shareholders' Agreement;
"Shares" means the ordinary shares of Telkom, each of R10.00 par value;
"Share Transfer Agreement"
 means the Share Transfer Agreement among
the SEP, Telkom and the Minister and dated March 26, 1997;
"Shareholders' Agreement"
 means the Agreement among the Minister, the
SEP and Telkom and dated 14 May, 1997;
"SBCI"
 means SBC International, Inc., a company incorporated under the laws of the State of Delaware of the United States of America, and a parent company of SBCISA and SBCI-MSI on the date hereof;
"South Africa"
 means the Republic of South Africa;
"Strategic Services"
 means certain management and technical services and
advice to be provided to Telkom and its subsidiaries by Personnel in accordance with the terms and conditions of this Agreement, which relate to the following: business management, oversight of personnel matters, development and implementation of marketing plans and other corporate strategies, network planning and supervision, network operations, budget planning, payroll processing, internal financial support services, technical advice and assistance, regulatory compliance, customer billing and other related services;
"Telecommunications
 Act" means the Telecommunications Act, No. 103
of 1996 of the laws of South Africa as in effect on the date hereof and as amended from time to tune;
"Thintana
 Agreement" means the Thintana Communications LLC Limited
Liability Company Agreement dated February 26, 1997, between SBCISA and TMA, as amended;

"Transaction Documents"
 shall mean this Agreement and the Share
Transfer Agreement, the Shareholders' Agreement, the Thintana
Agreement, the PSTS Licence, the Radio Licence, the Value Added
Network Licence, the Memorandum and Articles of Association of Telkom
as in effect from tune to time, and each other agreement, document, instrument or certificate contemplated hereby or thereby or delivered hereunder or thereunder;
"Transition Period"
 means the two (2) year period immediately following
the Exclusivity Period;
"U. S. Personnel"
 means Personnel who provide Strategic Services and
who immediately prior to providing such services to Telkom were domiciled in the United States;
"U. S. Telecommunications Act"
 means the United States
Telecommunications Act of 1996, as amended; and
"Value Added
 Network Licence" means the licence for the provision of
value added network services issued to Telkom by the Minister pursuant to
Section 40 of the Telecommunications Act.
(2)         In this Agreement:
(a)          references to a person include, without limitation an individual, firm, a body corporate, and an unincorporated association of persons;
(b)         references to a natural person include his or her estate and personal representatives; and
(c)          references to a party to this Agreement include references to the successors or permitted assigns and transferees of its rights and/or obligations (immediate or otherwise) of that party.
(3)         Any reference to a statutory provision shall include such provision and any regulations made in pursuance thereof.
(4)         The singular shall include the plural and words importing the masculine gender shall include the feminine and neuter genders and vice versa.
(5)         Sub-clauses (1) to (4) above apply unless the contrary intention appears.
(6)         The headings in this Agreement do not affect its interpretation and references to Clauses are references to clauses to this Agreement.
(7)         Any Annex, Appendix or Schedule to this Agreement shall take effect as if set out in this Agreement and references to this Agreement shall include its
Annexes, Appendices and Schedules.

2           Strategic Services and Personnel
(1)        From the date of this Agreement until the expiration or termination hereof in accordance with Clause 10 below, the SEP shall be entitled to (i)
provide Personnel to Telkom to serve as SEP Appointments to provide the
Strategic Services and, in the sole and absolute discretion of the SEP, (ii)
arrange for the provision of such Personnel directly to Telkom by
Personnel Providers, including, without limitation, by SBCI-MSI or TMS pursuant to Clause 3 below.
(2)         During the Exclusivity Period, the (i) SEP shall, subject to obtaining any
Permits, be obligated to provide Personnel to Telkom to serve as SEP
Appointments which are Group Executives and Managing Executives to provide the Strategic Services to Telkom and (ii) the SEP shall be entitled, in its sole and absolute discretion, to arrange for the provision of such
Personnel directly to Telkom by Personnel Providers, including, without limitation, by SBCI-MSI or TMS pursuant to Clause 3 below.
(3)        The SEP shall be entitled to provide to Telkom (or arrange to be provided to Telkom) Long-Term Personnel, Full-Time Personnel and Additional
Personnel for purposes of Clauses 2(1) and 2(2) hereof, and Telkom shall be obligated to engage such Personnel, to perform Strategic Services;
provided, that for each year of the Exclusivity Period and Transition
Period, fees payable by Telkom to the SEP and all Personnel Providers hereunder in connection with their provision of Personnel shall not exceed the annual amounts set forth on Schedule 3; provided further, that if in any such year amounts payable under this Agreement to the SEP and Personnel
Providers exceed in the aggregate the amount set forth in Schedule 3 with respect to such year, Telkom and the SEP shall negotiate in good faith to reach agreement regarding additional fees, if any, to be paid by Telkom to the SEP or any Personnel Provider for Personnel thereafter provided to
 Telkom during such year. Notwithstanding anything contained in this
 Agreement to the contrary, in addition to the Personnel to be provided pursuant to Clauses 2(1) and 2(2) above, the SEP shall be entitled to provide (or arrange to be provided) to Telkom a number of Personnel (not to exceed thirty (30) at any one time) at no cost to Telkom, and Telkom shall be obligated to engage such Personnel.
(4)         Subject to Clause 3, all Personnel shall be selected in the sole and absolute discretion of the SEP, and such discretion shall include whether Personnel are Malaysian Personnel, International Personnel or U. S. Personnel.
(5)         Subject to Clause 3, the SEP, in its sole and absolute discretion may, from time to time, substitute (or arrange for the substitution of) Malaysian
Personnel or U. S. Personnel provided to Telkom to provide the Strategic
Services with International Personnel (and vice versa). In the event that any International Personnel are provided to Telkom to provide Strategic
Services, Telkom shall pay a fee to the SEP or the Personnel Provider which provides such Personnel, as applicable, with respect to any such

International Personnel, in accordance with Clause 5 in an amount equal to the corresponding fee set forth with respect to U. S. Personnel in Schedule
1 or 2, as applicable.
(6)        The rights of the SEP to provide (or arrange for the provision of)
Personnel set forth in Clauses 2(1), 2(3), 2(4) and 2(5) above are subject to and limited by the provisions contained in Section 4 of the Shareholders'
Agreement.
(7)         Telkom shall be obligated to engage Personnel provided to it by the SEP or a Personnel Provider pursuant to this Clause 2 in the position for which they are provided. No Personnel provided by the SEP or any Personnel
Provider to Telkom hereunder shall be deemed an employee or agent of
Telkom by virtue of such arrangement. No Personnel provided to Telkom by any Personnel Provider hereunder shall be deemed an employee or agent of the
 SEP.
3           Provision of Personnel by SBCI-MSI and TMS
(1)         SBCI-MSI shall, upon the request of and in consultation with the SEP, provide Personnel to Telkom for purposes of Clause 2 above. Such
Personnel may be either U. S. Personnel or International Personnel and shall be removed and replaced by SBCI-MSI upon the request of the SEP from time to time; provided, that SBCI-MSI shall be entitled to provide
Personnel hereunder which are not employed by SBCI-MSI or its Affiliates at the time that SBCI-MSI proposes to provide such Personnel to Telkom only with the prior written consent of TMA, such consent not to be unreasonably withheld.
(2)         TMS shall, upon the request of and in consultation with the SEP, provide
Personnel to Telkom for purposes of Clause 2 above. Such Personnel may be either Malaysian Personnel or International Personnel and shall be removed and replaced by TMS upon the request of the SEP from time to time; provided, that TMS shall be entitled to provide Personnel hereunder which are not employed by TMS or any of its Affiliates at the time that
TMS proposes to provide such Personnel to Telkom only with the prior written consent of SBCISA, such consent not to be unreasonably withheld.
(3)         The Parties hereby acknowledge that neither SBCI-MSI nor TMS shall provide Personnel to Telkom except at the request of, and in consultation with, the SEP in accordance with Clauses 3(1) and 3(2) as applicable.

4            Additional Contribution
In the event that, during the term of this Agreement, the members of the
SEP or any of their respective Affiliates sell, licence or otherwise generally make available technology or intellectual property (e. g.. patented software, technical information or know how) to third parties, the SEP undertakes to use its reasonable endeavours to cause such members or Affiliates, as applicable, to offer such technology or intellectual property, as the case may be, to Telkom on terms and conditions which are no less favorable than those upon which such members or Affiliates actually provide such technology or intellectual property to any such third party.
5           Costs and Charges
(1)         Subject to other applicable provisions of this Clause 5 below, Telkom shall pay a fee to each person that directly provides Personnel to Telkom (i. e..
the SEP or a Personnel Provider and including, if applicable and without limitation, SBCI-MSI or TMS) with respect to such Personnel as follows:
(a)         with respect to any Long-Term Personnel provided to Telkom to provide Strategic Services, the amount per annum (payable monthly)
set forth in Schedule 1 attached hereto, pro rated for any partial year of this Agreement in which such Personnel are provided to
Telkom; and
(b)         with respect to any Full-Tune and Additional Personnel provided to
Telkom to provide Strategic Services, an amount per month during each year of the term of this Agreement set forth in Schedule 2 attached hereto, pro rated for any partial month in which such
Personnel are provided to Telkom.
(2)         Each Person that directly provides Personnel to Telkom (i. e., the SEP or a
Personnel Provider and including, if applicable and without limitation,
SBCI-MSI or TMS) shall submit to Telkom monthly invoices in Dollars for all fees payable hereunder by Telkom including fees for services provided by the Personnel to Telkom in the immediately preceding month. Such invoices shall set forth the Personnel provided to Telkom by such Personnel
Provider who provided Strategic Services during the period elapsed under each invoice. Telkom shall, within thirty (30) days from the date of such invoices, pay such monthly invoices in full as herein provided. In the event that Telkom fails to pay any amounts due under this Agreement within such thirty (30) day period and in the manner herein provided, any such unpaid amounts shall bear interest at the rate of fifteen (15%) per annum, from the date of expiration of such thirty (30) day period to the date Telkom pays such amounts to the SEP or such Personnel Provider.
(3)         All amounts payable hereunder by Telkom to the SEP or any Personnel
Provider (including, if applicable, SBCI-MSI and TMS) shall be paid in
Dollars in New York, New York by wire transfer of immediately available funds to the respective accounts specified from time to time by the SEP or the applicable Personnel Provider. Such payments shall be made free from any set-off, withholding or deduction which, if payable in connection with any payments due or made hereunder shall be borne and paid by Telkom, and such payments will be increased by any value-added tax for which the
SEP or any Personnel Provider, as applicable, shall be liable in respect of such payments. In the event that Telkom is required by any law or regulation to make any deduction or withholding (on account of tax or otherwise) from any payment to be made under this Agreement, then
Telkom shall, together with such payment, pay such additional amount as to ensure that the SEP and each such Personnel Provider receives (free and clear of any tax or other deductions or withholdings) the full amount which it would have received if no such deduction or withholding had been required.
6           Additional Obligations
(1)         Telkom agrees to discharge promptly all costs and obligations payable or to be performed by it in respect of the Strategic Services and will provide the
Personnel with such assistance and access to its facilities, operations and staff as Telkom would ordinarily provide employees employed by Telkom in positions which are equal to (or substantially equal to) or lower than positions for which such Personnel have been provided to Telkom in terms of seniority and responsibility. Telkom further agrees to provide the SEP and each Personnel Provider with such assistance as the SEP and each
Personnel Provider may reasonably request to enable the SEP and each such Personnel Provider to obtain and maintain any Permit.
(2)         Telkom and the SEP agree that on the date which is three (3) months after the Commencement Date, they shall meet and, in good faith, consult with each other to (i) identify additional strategic objectives of Telkom and (ii)
consider whether and the extent to which the SEP should provide (or arrange for the provision of) additional Personnel to Telkom to provide
Strategic Services. In the event that Telkom and the SEP, pursuant to such consultation, reach agreement with respect to items (i) and (ii), then, the
Parties agree, subject to Clause 22 below, to take all such actions as may be reasonably necessary to amend the provisions of this Agreement to give effect to such agreement.
(3)         The Parties agree that, upon the request of either of Telkom or the SEP, but not more than once in any quarter, the Review Committee shall meet and, in good faith, review the performance of the Personnel.
(4)         The Parties agree that, notwithstanding any provision to the contrary contained herein, in the event of the expiration or termination of this
Agreement in accordance with Clause 10 hereof; if (i) at the time of any such expiration or termination the SEP owns at least fifteen percent (15%)
of the then issued Shares and (ii) either of Telkom or the SEP so requests,

then the Parties will negotiate, in good faith, to extend the term of this
Agreement for a mutually agreed period.
7.            Settlement of Disputes
(1)         The Parties shall in good faith attempt to resolve any dispute, controversy or claim between or among any of them arising out of or relating to this
Agreement or the breach, termination or invalidity thereof (hereafter, a
"dispute") amicably. Any dispute which they have been unable to resolve by mutual agreement shall be submitted to binding arbitration as provided below, at the written request of any Party in accordance with the provisions of Clause 13 of this Agreement.
(2)         Any dispute which cannot be resolved amicably shall be exclusively and finally resolved by arbitration conducted in accordance with the
UNCITRAL Arbitration Rules (the "Rules") as at present in force (except as modified below); provided that such arbitration may not be commenced, unless the Parties to the dispute otherwise agree, until the thirty-first (31st)
day after the written request referred to in Clause 7(1) has been received by the other Party or Parties to such dispute. The Appointing Authority under the Rules shall be the Secretary General for the tune being of the
International Chamber of Commerce (the "ICC") International Court of
Arbitration.
(3)         There shall be three (3) arbitrators. The claimant(s), irrespective of number, shall appoint jointly one arbitrator; the respondent(s) irrespective of number, shall appoint jointly the second arbitrator; and a third arbitrator, who shall serve as presiding arbitrator, shall be appointed as provided in the Rules. In the event that any respondent or joint respondents shall fail to appoint an arbitrator, such arbitrator shall be appointed by the Appointing Authority.
(4)         A sole respondent may join a Party other than the claimant in the arbitration within fifteen (15) days after receipt by the respondent of notification from the claimant of the appointment of an arbitrator, provided that the right to relief by the respondent against such joined Party depends on the determination of substantially the same question of law or fact which, if separate actions were instituted, would arise on each action. In the event of such joinder, the arbitrator to be appointed by the respondent pursuant to Clause 7(3) above shall be appointed jointly by the respondent and the joined party, and if they fail to so jointly appoint, such arbitrator shall be appointed by the Appointing Authority. Once the arbitration panel is constituted, upon the request of the claimant the panel shall render a decision as to whether such joinder was appropriate based on the terms of this Clause 7(4), and if the arbitration panel determines that such joinder was not appropriate then it shall sever the joined claim from the pending arbitration.

(5)         The place of arbitration shall be Gauteng Province, South Africa and the award shall be deemed rendered in South Africa. The arbitrators may conduct proceedings or portions of proceedings at venues they deem convenient. The language of the arbitration shall be English. The foregoing notwithstanding, the place of arbitration for disputes between or among the SEP, SBCISA, TMS and/or any other Personnel Provider shall be London, England.
(6)         The arbitrators shall be able to read, write and converse fluently in
English. The presiding arbitrator shall not be a national of any country in which any Party or ultimate parent of such Party is domiciled.
(7)         In addition to the powers expressly provided in the Rules, the arbitrators shall have the power to (i) investigate any matter, fact or thing which they consider necessary or desirable in connection with the dispute submitted to the arbitral panel and, for that purpose, shall have the widest powers of investigating all the books, records, documents and other materials in the possession of the Parties or under their control, and the right to make or have made copies thereof and/or take extracts therefrom and the right to have such documents or copies thereof produced and/or delivered at any place reasonably requested by the arbitrators for the aforesaid purposes, (ii)
inspect goods and property of the Parties, (iii) question under oath the
Parties (including their officers, directors and employees), (iv) summon witnesses to appear at the hearing before the arbitral panel and (v) record evidence. The arbitrators shall hold hearings and render their award as soon as practicable.
(8)         In connection with any arbitral proceeding commenced under this Clause, each Party shall have the power to (i) request and inspect documents and other materials in the possession of any Party or under their control, make or have made copies thereof and/or take extracts therefrom and have such documents or copies thereof produced and/or delivered at any place reasonably requested by such Party for the aforesaid purposes, (ii) present oral evidence at any hearing conducted before the arbitral panel, (iii)
interview witnesses to appear at any hearing conducted before the arbitral panel, (iv) cross-examine witnesses summoned by the other Party at any hearing conducted before the arbitral panel and (v) submit other evidence to the arbitral panel as such panel may permit;
(9)        In rendering their decision, the arbitrators shall be bound by the Agreement and shall interpret the Agreement under the laws of South Africa. In addition to the foregoing, the arbitrators are empowered to act ex acquo et bono in the event that the laws or regulations of the Republic of South
Africa would cause an unfair result. The arbitrators' decision shall be reasoned and shall be rendered in writing, shall be final and binding upon the Parties and shall be carried into effect and may be enforced and confirmed as a judgment or an order of any competent court at the instance of any Party;

(10)        In any arbitration proceedings under this Clause 7, the arbitrators shall be empowered to award monetary damages, including, without limitation, consequential, direct and punitive damages, to the extent permitted by
South African law. If one or more Parties prevail on all or substantially all of the claims of any arbitration proceedings under this Clause 7, the other
Party or Parties not prevailing shall pay all fees and expenses of the arbitrators, the ICC and of such prevailing Party or Parties, including such
Party's or Parties' reasonable attorneys' fees. Any monetary award made hereunder shall be made in Dollars and payable free of any tax or other deduction, and shall include (i) interest from the date of any breach or other violation of this Agreement to the date on which such award is paid at a fair rate determined by the arbitrators and (ii) any additional amounts necessary to compensate the Party or Parties to whom such award is made pursuant to this Clause for any taxes imposed on such Party or Parties or its or their owners with respect to such amount (except for income taxes payable with respect to any such award that is paid to satisfy a claim for amounts which, if paid as and when due as claimed, would have constituted taxable income to such Party or Parties).
(11)       In any arbitration proceeding under this Clause 7, the arbitrators shall be authorised to order specific performance of any obligations arising under this Agreement.
(12)      This Clause shall not preclude any Party from obtaining relief by way of motion proceedings on an urgent basis or from instituting any interdict, injunction or any similar proceedings in any court of competent jurisdiction in order to preserve the subject matter of the arbitration or the availability of effective relief pending the decisions of the arbitrators. Notwithstanding anything contained in the Rules to the contrary, the Parties shall not be restricted from making any disclosures required by law or enforceable legal process, or by the rules of any securities exchange or regulatory authority having jurisdiction over any such Party.
(13)       In any arbitration proceedings under this Clause 7, the Parties shall remain bound by the provisions of Clause 11 of this Agreement.
8.           Representations, Warranties and Undertakings
(1)         On the date hereof, each of the SEP and Telkom represents and warrants to the other that:
(a)         it is a company duly incorporated or otherwise formed with limited liability and validly existing in good standing under the jurisdiction in which it is formed and has full power, authority and legal right to own its property and assets and to carry on its business subject to the terms of any licence required to be held by it to carry on such business;

(b)         it has full power, authority and legal right to enter into this
Agreement and to engage in the transactions contemplated hereby and has taken or obtained all necessary corporate and other action to authorise the execution and performance of this Agreement;
(c)         this Agreement constitutes the legal, valid and binding obligation of that Party and is enforceable in accordance with its terms;
(d)         neither the execution of this Agreement nor the performance by that
Party of any of its obligations or the exercise of any of its rights hereunder will conflict with or result in a breach of any treaty, law, regulation, judgment, court order, authorisation or agreement or obligation applicable to that party or cause any limitation placed on that Party or on the powers of that Party's directors to be exceeded;
(e)         all authorisations legally required from any governmental or other authority or from the shareholders or creditors of that Party for or in accordance with the execution, validity and performance of this
Agreement, other than Permits related to the provision of Personnel, have been obtained and are in full force and effect;
(f)          that Party is not in default under any treaty, law, regulation, judgment, court order, authorisation, or agreement or obligation applicable to it or its assets or revenues, the consequences of which default could materially and adversely affect its ability to perform its obligations under this Agreement;
(g)         no litigation, arbitration or administrative proceeding is currently taking place or pending or, to the knowledge of that Party,
threatened against that Party or its assets which proceeding could materially and adversely affect the ability of that party to perform its obligations under this Agreement;
(h)         that Party is generally subject to civil and commercial law and to legal proceedings and neither that Party nor any of that Party's assets or revenues is entitled to any immunity or privilege
(sovereign or otherwise) from any set-off, judgment, execution, attachment or other legal process.
(2)          The SEP represents, warrants and undertakes that:
(a)    (i) it has or will have the capacity, and is or will be in a position to provide, the Strategic Services to Telkom (or it is or will be in a position to cause one or more suitably qualified Personnel Providers with adequate capacity to provide the Strategic Services to Telkom);
(ii) it has or will have (or such Personnel Providers have or will have) the technical resources to provide the Strategic Services to
Telkom; (iii) it has or will have (or such Personnel Providers have or will have) available to them persons with the requisite skills,

qualifications and experience to meet the SEP's obligations under this Agreement; and (iv) during the term of this Agreement this will continue to be the case;
(b)         the carrying out of its obligations pursuant to this Agreement will not conflict with or constitute a breach of, or default under, any contract or agreement or arrangement to which it is a party or by which it may be bound, nor will any such action result in any violation of any treaty, law, judgment or court order save where absence of such title or conflict with, breach of or default under any contract, agreement or arrangement or violation of any treaty, law, judgment or court order would not in any such case materially or adversely affect the ability of the SEP to perform its obligations under this Agreement;
(c)          the Strategic Services will be provided with reasonable care and skill and in a manner that is consistent with good industry practice.
(3)         Each Party undertakes that such Party shall use its reasonable endeavours to comply with and cause its Affiliates to comply with all applicable laws of South Africa, and Telkom and its Affiliates shall not at any time conduct any business or take any act which would cause the SEP, its owners, any
Personnel Providers or any of their Affiliates to be in violation of such laws. Also, the SEP, SBCI-MSI and TMS shall (and the SEP shall cause each other Personnel Provider to) comply with all laws, rules and regulations applicable to them in connection with the provision of
Personnel. In addition to the foregoing, Telkom acknowledges that
SBCISA, SBCI, SBCI-MSI and their Affiliates are subject to the United
States Communications Act of 1934, as amended by the
Telecommunications Act of 1996 and as amended from time to time, and
Telkom shall not and Telkom shall cause its Subsidiaries to not take any act which would cause SBCISA, SBCI, SBCI-MSI or any of their Affiliates to be deemed to be engaged in the provision of (i) long distance telecommunications services, (ii) alarm monitoring services or (iii) any other services which, in the opinion of SBCISA are prohibited by such Act in the "In-Region" states as defined in Section 271(i)(l). The Parties acknowledge that the "In-Region" states of the United States of America applicable to SBCISA, SBCI, SBCI-MSI and their Affiliates currently include the States of Arkansas, Kansas, Missouri, Oklahoma and Texas.
9.            Indemnification
(1)         None of the SEP, the Personnel or any Personnel Provider, any of their
Affiliates, officers, directors, and each of their respective assignees, subcontractors, directors, officers, shareholders, employees or agents shall be liable to Telkom or any of its Affiliates for any claim, loss, damage or expense whatsoever sustained or incurred by Telkom or its Affiliates as a result of the actions or the failure to act of the SEP, the Personnel or such
Personnel Provider; provided, that the SEP fully shall indemnify and hold

Telkom or any of its Affiliates, officers, directors and each of their respective assignees, subcontractors, directors, officers, shareholders, employees or agents harmless from and against any claims, damages or liabilities actual or alleged, costs and expenses, including attorneys' fees and expenses (including investigative costs) arising directly from the wilful misconduct of the Personnel in connection with the provision of the
Strategic Services to Telkom in accordance with the terms of this
Agreement. Notwithstanding anything contained herein to the contrary, none of the SEP, the personnel or any personnel Provider or any Affiliate thereof or any other person shall have any liability to Telkom or its
Affiliates whatsoever for any indirect losses, consequential or incidental damages, including, without limitation, loss of profits or goodwill, sustained or claimed by any person, firm, company or organisation whatsoever and howsoever arising, including, without limitation, as a result of the performance or non-performance hereunder by the SEP, the
Personnel or any Personnel Provider.
(2)         Telkom shall fully indemnify and hold the SEP, the Personnel, any
Personnel Provider and their Affiliates and each of their respective assignees, subcontractors, directors, officers, shareholders, employees and agents, harmless from and against any claims, damages or liabilities, actual or alleged, costs and expenses, including attorneys' fees and expenses
(including investigative costs) arising directly from Telkom's acts related to this Agreement, except to the extent caused by the wilful misconduct of the
SEP, the Personnel or the Personnel Provider, as the case may be.
(3)         Telkom shall fully indemnify and hold the Personnel harmless from and against any claims, damages or liabilities, actual or alleged, costs and expenses, including attorneys' fees and expenses (including investigative costs) arising from acts of the Personnel to the same extent that Telkom would ordinarily indemnify its officers, directors, representatives and/or employees, as the case may be.
(4)         Telkom shall maintain officer and director insurance with respect to the
Personnel as Telkom ordinarily maintains with respect to the officers and directors of Telkom generally.
10.         Termination
(1)         This Agreement shall commence on the Commencement Date and shall continue in force until terminated pursuant to Clause 10(2) or 10(3).
(2)         This Agreement shall automatically terminate upon the occurrence of any of the following:
(a)          unless otherwise mutually agreed by the Parties, upon the expiration of the Transition Period;

(b)          the SEP ceases to hold an ownership percentage of at least fifteen
(15%) in the issued share capital of Telkom; provided, that if the
Exclusivity Period is extended, then, at the request of Telkom, this
Agreement shall continue in effect notwithstanding that the SEP ceases to hold at least fifteen percent (15%) of the issued share capital of Telkom until the earlier of (i) the date on which the
Exclusivity Period (as so amended) terminates and (ii) the sixth anniversary of the date hereof.
(c)         the liquidation or dissolution of either of Telkom or the SEP;
(3)         This Agreement shall terminate, at the option of the SEP, upon the occurrence of any of the following:
(a)         the failure of Telkom to pay, in the manner herein provided, any payment due hereunder within thirty (30) days after receipt of notice of such failure;
(b)         the failure of Telkom to comply with its obligations under Clause
6(1) above;
(c)         at any time Exchange Control Approvals terminate or lapse or are revoked and are not renewed or reinstituted;
(d)         the Shareholders' Agreement terminates for any reason or the
Minister (as therein defined) breaches any of the terms thereof; or
(e)         the consent rights, board and committee representation rights or any other rights granted to the SEP under the Shareholders' Agreement or Telkom's Memorandum and Articles of Association are deemed or become unenforceable for any reason; or
 (f)          Telkom ceases to be a significant provider of telecommunications services for any reason whatsoever.
(4)         In addition, this Agreement may be terminated by SBCI-MSI or TMS (with respect to themselves only) by written notice to the other Parties as follows:
(a)          SBCI-MSI may terminate this Agreement with respect to itself, and
TMS may terminate this Agreement with respect to itself, in the event that the terminating Party (SBCI-MSI or TMS, as applicable)
declares bankruptcy or seeks legal protection from its creditors;
(b)         SBCI-MSI may terminate this Agreement with respect to itself if none of SB CISA or any of its Affiliates owns an equity interest in the
 SEP; and

(c)      TMS may terminate this Agreement with respect to itself if none of
TMA or any of its Affiliates owns any equity interest in the SEP.
Notwithstanding any provision contained herein to the contrary, a termination by either SBCI-MSI or TMS pursuant to this Clause 10(4) (as applicable, the "Terminating Party") shall be effective only with respect to the Terminating Party and shall have no effect on the rights, obligations, or duties of any other Party hereto (all of which rights, obligations and duties shall continue in full force and effect).
(5)         If this Agreement terminates pursuant to Clause 10(2) or 10(3) hereof (or with respect to a Terminating Party pursuant to Clause (10)(4) hereof), all further obligations of the Parties hereto (or of such Terminating Party, as applicable) shall terminate and no damages or other compensation shall be payable by any Party (or by such Terminating Party, as applicable), except that nothing in this Clause 10(5) shall relieve any Party (or by such
 Terminating Party, as applicable) hereto of any liability for any breach of this Agreement that occurred prior to termination or release any Party (or such Terminating Party, as applicable) from the continued application of any provisions of this Agreement expressed to be applicable after termination.
11. Confidentiality
(1) The Parties recognize that any and all information, know-how and management material and expertise (collectively, "Confidential
Information") disclosed by any Party or any Personnel Provider or any of their respective employees, agents or other representatives under this
Agreement or in connection with the provision of Strategic Services
(whether directly or indirectly) is the exclusive property of such Party or
Personnel Provider, as applicable. Subject to Clause 4, each of the Parties
 (the "recipient") agrees in relation to the Confidential Information of any party (the "owner"):
(a)          to use the Confidential Information of any owner solely for the purposes contemplated by this Agreement and as necessary in
connection with the business and affairs of Telkom;
(b)         to keep such information confidential and to disclose it only to their or their Affiliates' officers, directors, employees, representatives, consultants and professional advisers or such other persons who have a need to know such information in connection with the
business or affairs of Telkom or the recipient or their respective
Affiliates, who are aware of the recipient's obligations of
confidentiality hereunder with respect to such information and have agreed to comply with such obligations (it being understood that any recipient which discloses any Confidential Information to any other person shall be responsible for any further use or disclosure of such information in breach of the restrictions contained herein).

(c)          at any time requested by an owner in writing, and upon termination of this Agreement, promptly deliver (or caused to be delivered) to the owner or, if requested by the owner, destroy (or cause to be destroyed), in either case without retaining any copies thereof, all of the owner's Confidential Information in the possession or control of the recipient or its Affiliates or their respective officers, directors, employees, representatives, consultants and professional advisors.
This Clause (c) is applicable to all documentation and other materials (including magnetic and optical storage media) and all copies thereof containing or embodying Confidential Information, including documentation and materials such as specifications, manuals, training material, written instructions, schedules and plans.
(2)        The foregoing notwithstanding, no recipient shall be obligated to treat information as Confidential Information of an owner under this Agreement if :
(a)         such information enters the public domain other than in breach of this Clause 11 or any other obligation of confidentiality owed to the owner thereof;
(b)         such information was lawfully received by the recipient from a third party who, to the knowledge of such recipient at the time of disclosure, was not subject to any duty of confidentiality, directly or indirectly, to the owner thereof;
(c)         such information was expressly in the files of, or known to, the recipient (or its officers, directors, employees, representatives, consultants or professional advisors), provided, that knowledge thereof was not obtained, to the knowledge of such recipient, as a result of a disclosure by a third party in violation of any duty of confidentiality, directly or indirectly, to the owner thereof; or
(d)          such information is independently developed by the recipient (or its officers, directors, employees, representatives, consultants or professional advisors) or on their behalf without the use of
Confidential Information of the owner thereof.
(3)         No Party hereto shall be restricted in disclosing any Confidential
Information of any owner if and then only to the extent that such disclosure is required by law or enforceable legal process, or by the rules of any securities exchange or regulatory authority having jurisdiction over such party, provided the party required to make such disclosure (a) provides the owner of such Confidential Information notice of such requirement as soon as practicable after the party obligated to make such disclosure learns of such requirement, and thereafter consults with the owner thereof before making any disclosure of such information and (b) takes all reasonable steps (including steps reasonably requested by the owner thereof and any
Party which is an Affiliate of such owner) to oppose or prevent the disclosure, to limit, to the maximum extent reasonably possible, the scope of such disclosure and to obtain confidential treatment by the recipient of such disclosure.
(4)         The provisions of this Clause 11 shall survive termination of this
Agreement for a period of two (2) years from the date of such termination.
12.          Governing Law
This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the Republic of South Africa.
13 .         Notices
The Parties choose their addresses set out below as their domicilium citandi et executandi ("domicilium") for all purposes arising from or pursuant to this Agreement. All notices, requests, demands and other communications required or permitted to be given pursuant to or in connection with the requirements of this Agreement shall be in writing and signed by the Party or by a duly authorised officer of the Party giving such notice and shall be addressed as follows to the other Party at the addresses set out below or such other address as may from tune to tune be notified to the other Party in writing for such purposes and shall be sent by overnight or similar express courier, hand delivery or electronic or other facsimile transmission:
To Telkom:                    Telkom  SA Limited
Telkom Towers North
152 Proes Street
Pretoria 0001
The Republic of South Africa
Attn: Company Secretary
Facsimile: +27 12 311 3911
To the SEP:                    Thintana Communications LLC
#2 Reads Way
Suite 222
Corporate Commons
New Castle, Delaware 19720
USA
Attn: Mr. Jon Klug
Facsimile: +1 302 322 2838
Telephone: +1 302 579 5003
- 2 0 -
with copies by facsimile, which shall not constitute notice and which if not sent will not constitute a failure to send notice, to
Mr. Michael Thompson
SBC International South Africa LLC
Facsimile: +1 302 322 2838
Telephone: +1 302 579 5003
and
Mr. Nor Zainal Abdul Rahman
Telekom Malaysia-Africa Sdn. Bhd.
Facsimile: +60 3 283 2415
Telephone: +60 3 208 2103
                            To SBCI-MSI:
            For service of legal process purposes:
Corporation Trust Center
1209 Orange Street
Wilmington, Delaware 19801
USA
Facsimile: +1 302 655 5049
Telephone: +1 302 658 7581
Attention: Michael Thompson
For all other purposes:
SBC International South Africa LLC
#2 Read's Way
Suite 222
Corporate Commons
New Castle, Delaware 19720
USA
Facsimile: +1 302 322 2838
Telephone: +1 302 579 5003
Attention: Jon Klug
with a copy by facsimile, which does not constitute
notice and which if not sent will not constitute a
failure to send notice, to:
Mr. Michael Thompson
SBC International South Africa LLC
Facsimile: +1 302 322 2838
Telephone: +1 302 579 5003

To TMS:            Telekom Management Services Sdn. Bhd.
Wisma Telekom
Jalan Pantai Baru
59200 Kuala Lumpur
Malaysia
with a copy by facsimile, which does not constitute
notice and which if not sent will not constitute a
failure to send notice, to:
Mr. Nor Zainal Abdul Rahman
Telkom Malaysia-Africa Sdn. Bhd.
Facsimile: +60 3 283 6014
Telephone: +60 3 208 2103
                                Any of the Parties shall be entitled from time to time by written notice to all of the other Parties to vary its domicilium to any other address within the Republic of South Africa which is not a post office box or poste restante. Any notice given by any Party to any of the other Parties which:
(a)          is delivered by hand during normal business hours of the addressee at the addressees' domicilium for the time being shall be presumed to be received by the addressee at the time of delivery; or
(b)         is transmitted by electronic or other facsimile transmission (with receipt confirmed) to the addressee at the addressee's domicilium for the time being shall be presumed to have been received by the addressee on the first Business Day following the successful transmission thereof.
No notice given under this Agreement shall be effective unless and until it is actually received by the addressee.
14 .        Entire Agreement
This Agreement, including its Schedules, contains the entire agreement and understanding of the Parties in relation to its subject matter and supersedes all prior oral or written negotiations, agreements, representations, understandings or arrangements (if any) between or among the Parties with respect to its subject matter, including expressly the MTSA and the
Original SSA, but expressly not including the Share Transfer Agreement and the Shareholders' Agreement.
15 .         Assignment
Subject to Clause 16 below, this Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns, but neither this
- 2 2 -
Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties except as follows:
(1)         Telkom may do so only with the prior written consent of the SEP;
(2)         the SEP may do so only with the prior written consent of Telkom;
and
(3)         SBCI-MSI and TMS, respectively, may do so only with the prior written consent of the SEP.
16.          Subcontracting
The SEP and each Personnel Provider may subcontract any part of the
Strategic Services to any person which is and remains an owner of the SEP or an Affiliate of such owner and, with the consent of Telkom, to a third party supplier. Any such sub-contracting shall not relieve the SEP from its responsibility to provide (or arrange for the provision of) the Strategic
Services for which it shall remain primarily liable.
17 .       Waiver of Sovereign Immunity
The Parties recognise and acknowledge that this Agreement and the transactions contemplated by this Agreement constitute a commercial transaction. To the extent that any Party (including the assignee of a
Party's rights or obligations under this Agreement) may be entitled, in any jurisdiction, to claim sovereign immunity or any other immunity, as the case may be, from the jurisdiction of any court or arbitral tribunal, or from any legal process, including but not limited to any order, attachment, judgment or award, such Party hereby irrevocably agrees not to claim or assert, and hereby irrevocably waives, such sovereign or other immunity.
                                 The Parties intend the foregoing waiver of sovereign immunity to be no less broad than any waiver permitted by the State Immunity Act of 1978 of
Great Britain.
18.         Force Majeure
None of the SEP, SBCI-MSI, TMS or any other Personnel provider shall have any liability for any failure or delay in complying with any provision of this Agreement if, and to the extent and for so long as, that compliance is prevented or substantially hindered by any act of God, government, flood, tempest, severe weather conditions, war (whether declared or not), civil disturbances, revolution, riot, insurrection, other natural disasters, act of terrorism, sabotage, strike, failure to acquire any Permit, labour dispute, other public emergencies or any other cause whatsoever which is substantially beyond the control of the SEP, SBCI-MSI, TMS or any other
Personnel Provider, as applicable.

19.          Counterparts
This Agreement may be executed in one or more counterparts and in separate counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same legal document.
20.          Severability
Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law but if any provision of this Agreement shall be unenforceable and invalid under applicable law such provision shall be ineffective only to the extent of such unenforceability or invalidity and the remaining provisions of this
Agreement shall continue to be binding and in full force and effect.
21.         Waiver
None of the terms of this Agreement shall be deemed to have been waived by any Party unless such waiver is in writing and signed by that Party.
The waiver by any Party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any provision of this
Agreement or of any further breach of the provisions so waived. No extension of tune for the performance of any obligation or act hereunder shall be deemed to be an extension of tune for the performance of any other obligation or act.
22.         Amendments and Modifications
This Agreement may not be modified, amended, cancelled or changed in any respect except in writing by a person who is authorised to do so by the board or similar governing authority of the Parties against whom such modification, amendment, cancellation or change is sought.
23.         No Partnership or Agency
Nothing in this Agreement shall be deemed to create any relationship of employer and employee, joint venturers, partners, fiduciaries or agents between or among any of the Parties or entitle any Party to commit or bind any other Party in any manner. Each Party is and, in all capacities hereunder, shall remain an independent contractor.
24.         Third Party Beneficiaries
Each Personnel Provider not a Party to this Agreement (and their respective Affiliates, assignees, subcontractors, directors, officers, shareholders, employees or agents) is an express third party beneficiary of the terms and conditions of this Agreement which are expressly applicable to Personnel Providers. In addition, TMA and SBCISA are express third party beneficiaries of Clauses 3(1) and 3(2), respectively.
- 2 4 -
IN WITNESS of which the Parties have executed this Agreement on the date first written above.
SIGNED by TELKOM
 S.A. LIMITED
by its duly authorised representative
By:
Name:  E.D Moseneke  /S/
Title:    Chairman
SIGNED BY THINTANA
COMMUNICATIONS LLC
by its duly authorised representative
By:
Name:
Title:
SIGNED by SBC INTERNATIONAL-
MANAGEMENT SERVICES, INC.
by its duly authorised representative
By:
Name:
Title:
SIGNED BY TELEKOM MANAGEMENT
SERVICES SDN. BHD.
by its duly authorised representative
By:
Name:
Title:
[Signature Page to Strategic Services Agreement]
IN WITNESS of which the Parties have executed this Agreement on the date first written above.
SIGNED by TELKOM SA LIMITED
by its duly authorised representative
By:
Name:
Title:
SIGNED BY THINTANA
COMMUNICATIONS LLC
by its duly authorised representative
By:
Name:   Jery  S Baker  /S/
Title:
SIGNED by SBC INTERNATIONAL-
MANAGEMENT SERVICES, INC.
by its duly authorised representative
By:
Name:
Title:
SIGNED BY TELEKOM
 MANAGEMENT
SERVICES SDN. BHD.
by its duly authorised representative
By:
Name:
Title:
[Signature Page to Strategic Services Agreement]
IN WITNESS of which the Parties have executed this Agreement on the date first written above.
SIGNED by TELKOM SA LIMITED
by its duly authorised representative
By:
Name:
Title:
SIGNED BY THINTANA
COMMUNICATIONS LLC
by its duly authorised representative
By:
Name:
Title:
SIGNED by SBC INTERNATIONAL-
MANAGEMENT SERVICES, INC.
by its duly authorised representative
By:
Name:
Title:
SIGNED BY TELEKOM MANAGEMENT
SERVICES SDN. BHD.
by its duly authorised representative
By:
Name:   Mr Z Rahman  /S/
Title:     Company secretary
[Signature Page to Strategic Services Agreement]
SCHEDULE 1
Long-Term Personnel
Payment Schedule
Year of
Agreement
1
2
3
4
5
6
7
8*
Annual Rate Per
Group Executive
(000)
U. S.
Personnel
$1, 395
$1, 436
$1, 480
$1, 524
$1, 570
$1, 617
$1, 666
$1, 716
Malaysian
Personnel
$640
$678
$719
$762
$808
$857
$908
$962
Annual Rate Per
Managing Executive
(000)
U. S.
Personnel
$828
$853
$878
$905
$932
$960
$989
$1, 018
Malaysian
Personnel
$440
$464
$494
$524
$556
$589
$624
$662
Annual Rate Per
Senior Manager
(000)
U. S.
Personnel
$753
$779
$822
$848
$873
$899
$926
$954
Malaysian
Personnel
$365
$387
$410
$435
$461
$489
$518
$549
All amounts above are exclusive of "gross ups" for withholdings and deductions and value-added taxes.
*  Applicable only in the event that the SEP elects to extend the Exclusivity Period in accordance with the
Shareholders' Agreement.
SCHEDULE 2
Full-Time and Additional
Personnel Payment Schedule
Year of Agreement
1
2
3
4
5
6
7
8*
Rate Per Month Per Senior Manager
U. S. Personnel
$40, 000
$41, 200
$42, 400
$43, 700
$45, 020
$46, 400
$47, 800
$49, 200
Malaysian Personnel
$18, 500
$19, 610
$20, 787
$22, 034
$23, 356
$24, 757
$26, 242
$27, 817
All amounts above are exclusive of "gross ups" for withholdings and deductions and value-added taxes.
*  Applicable only in the event that the SEP elects to extend the Exclusivity Period in accordance with the terms of the Shareholders' Agreement.
SCHEDULE 3
Aggregate Annual
Payment Schedule
Year of Agreement

7
8*
Aggregate
Annual Payment Amount
(000)
$60,
 000
$61,
 800
$63,
 700
$65,
 600
$67,
 500
$52,
 200
$35,
 800
$36,
 900
All amounts above are exclusive of "gross ups" for withholdings and deductions and value-added taxes.
*  Applicable only in the event that the SEP elects to extend the Exclusivity Period in accordance with the Shareholders' Agreement.
Refer to accompanying Pdf document  for Telkom management structure
CERTIFICATE OF SECRETARY
OF
TELKOM SA LIMITED
The undersigned, being the duly elected, qualified and acting
                           Secretary of Telkom SA Limited, a company duly registered in accordance with the laws of the Republic of South Africa ("Telkom"), in connection with the Closing of the transactions under the Share Transfer Agreement dated as of March 26, 1997 (the "Share Transfer Agreement") among Telkom, the
                           Minister for Posts, Telecommunications and Broadcasting of the Government
                           of the Republic of South Africa (the "Minister") and Thintana
                           Communications LLC, a limited liability company organised under the laws of the State of Delaware of the United States of America acting, in his capacity as acting Secretary of Telkom, HEREBY CERTIFIES THAT:
                      A. PRE-CLOSING BOARD RESOLUTIONS
                      1.           Attached hereto as Exhibit A-1 is a true and correct
                                copy of certain resolutions duly and validly adopted by the Board on 14
                                March 1997 relating to the general authorisation of the Share Transfer
                                Agreement and the transactions contemplated thereby (the "Transaction");
                                and such resolutions have not been amended, modified or rescinded, are in full force and effect on the date hereof and are the only resolutions adopted by the Board with respect to the matters referred to therein (except that such matters have been ratified pursuant to the resolutions referred to in
                                A. 2. and C. below).
                      2.            Attached hereto as Exhibit A -2 is a true and correct
                               copy of certain resolutions, in the form of a unanimous written consent, duly and validly adopted by the Board on 12 May 1997 relating to the following;
                                and such resolutions have not been amended, modified or rescinded, are in full force and effect on the date hereof and are the only resolutions adopted by the Board with respect to the matters referred to therein (except that the matters referred to in e. below were the subject of the resolutions referred to in 1. above and were ratified pursuant to and as described in the resolutions referred to in C. below).
                    a.            The following committees:
                    (i)          Telkom's Operating Committee (as defined in the
                    Shareholders' Agreement);
                    (ii)         Telkom's HRRC (as defined in the Shareholders'
                    Agreement);
 (iii)         Telkom's Workers Committee (as defined in the
Shareholders' Agreement);
(iv)         Telkom's Audit Committee; and
(v)         Telkom's Remuneration Committee;
b.           The Permitted Dividend;
c.            The Management Structure;
d.
   The Schedule of Authorisations; and
e.            The general ratification and approval of the Transaction.
  3.            Attached hereto as Exhibit A-3 is a true and correct
            copy of certain resolutions, in the form of a written consent, executed by certain members of the Board (as indicated in Exhibit A-3) relating to the appointment of Dikgang Moseneke as acting Chief Executive Officer of
            Telkom; such resolutions were confirmed by the full Board at a meeting of the Board held on 14 May 1997 reference at C. below and have not been amended, modified or rescinded, are in full force and effect on the date hereof, with such confirming resolutions, and are the only resolutions adopted by the Board with respect to the matters referred to therein.
B. PRE-CLOSING SHAREHOLDER RESOLUTIONS
  1.           Attached hereto as Exhibit B-1 is a true and correct
         copy of certain resolutions duly and validly adopted by the Minister as the sole shareholder of Telkom on 29 April 1997 relating to the following, together with Forms CM-11, CM-15, CM-25A and CM-26 evidencing the filing of the resolutions referred to in a. and b. below with the Registrar of
        Companies of the Republic of South Africa (the "Registrar"); and such resolutions have not been amended, modified or rescinded, are in full force and effect on the date hereof and are the only resolutions adopted by the shareholders of Telkom with respect to the matters referred to therein:
a.           The allotment of two (2) ordinary shares of Telkom, par
value R1. 00 per share ("Shares") to the Minister;
b.          The approval of the Articles;
c.           The appointment of the nominees of the SEP to the
Board as contemplated by the Shareholders'
Agreement; and

d.           The consolidation of the share capital of Telkom from
5, 000, 000, 000 authorised and 3, 899, 222, 730 issued
Shares to 500, 000, 000 authorised and 389, 922, 273
issued ordinary shares par value R10. 00 each, and the
increase of Telkom's authorised share capital from
R5, 000, 000, 000 divided into 500, 000, 000 ordinary par
value shares of R10.00 each to R10, 000, 000, 000 divided
into 1, 000, 000, 000 ordinary par value shares of R10.00
each.
  2.          Attached hereto as Exhibit B-2 is a true and correct
        copy of certain resolutions duly and validly adopted by the Minister as the sole shareholder of Telkom on 30 April 1997 relating to the appointment of
        Dikgang Moseneke as acting Chief Executive Officer of Telkom; and such resolutions have not been amended, modified or rescinded, are in full force and effect on the date hereof and are the only resolutions adopted by the shareholders of Telkom with respect to the matters referred to therein.
  3.        Attached hereto as Exhibit B-3 is a true and correct
        copy of certain resolutions duly and validly adopted by the Minister as the sole shareholder of Telkom on 9 May 1997 relating to the approval of an amendment to article 13.2.1.2 of the Articles as described in such resolutions
       (the "Amendment") (together with Forms CM-25A and CM-26 as filed with the Registrar); and such resolutions have not been amended, modified or rescinded, are in full force and effect on the date hereof and are the only resolutions adopted by the shareholders of Telkom with respect to the matters referred to therein.
  4.       Attached hereto as Exhibit B-4 is a true and correct
       copy of certain resolutions duly and validly adopted by the Minister as the.
       sole shareholder of Telkom on 9 May 1997 relating to the appointment of
       Alwyn R. Martin and Keso S. Mbali; and such resolutions have not been amended, modified or rescinded, are in full force and effect on the date hereof and are the only resolutions adopted by the shareholders of Telkom with respect to the matters referred to therein:
  5.      Attached hereto as Exhibit B-5 is a true and correct
      copy of certain resolutions duly and validly adopted by the Minister as the sole shareholder of Telkom on 13 May 1997 relating to the approval of the allotment of the Subscription Shares and the payment of the Permitted
     Dividend; and such resolutions have not been amended, modified or rescinded, are in full force and effect on the date hereof and are the only resolutions adopted by the shareholders of Telkom with respect to the matters referred to therein.

C. CLOSING DATE BOARD RESOLUTIONS
 Attached hereto as Exhibit C is a true and correct copy of
certain resolutions duly and validly adopted by the Board on 14 May 1997 relating to the following; and such resolutions have not been amended, modified or rescinded, are in full force and effect on the date hereof and are the only resolutions adopted by the Board with respect to the matters referred to therein:
a.           The ratification of the Transaction and the prior actions
of the Board in relation thereto prior to Closing;
b.          The ratification of the resolution referred to in A. 3. above regarding the appointment of Dikgang Moseneke as
acting Chief Executive Officer of Telkom; and
c.          The appointment of Wendy Luhabe as acting Human
Resources Officer of Telkom.
D. CLOSING DATE SHAREHOLDER RESOLUTIONS
 Attached hereto as Exhibit D is a true and correct copy of
certain resolutions, in the form of a unanimous written consent, duly and validly adopted by the shareholders of Telkom on 14 May 1997 relating to the ratification of certain matters approved by the Minister, as sole shareholder, prior to the Closing; and such resolutions have not been amended, modified or rescinded, are in full force and effect on the date hereof and are the only resolutions adopted by the shareholders of Telkom with respect to the matters referred to therein.
E. FILING OF NEW MEMORANDUM AND ARTICLES OF ASSOCIATION
 Attached hereto as Exhibit E-1 and Exhibit E-2 are true and correct copies of the Articles and the Amendment thereto as filed with the
Registrar on 29 April 1997 and 9 May 1997, respectively, together with the respective Forms CM-25A and CM-26 endorsed by the Registrar evidencing such filings; and no other amendment or other document relating to or affecting the Articles has been filed with the Registrar since 9 May 1997.

F.  ALLOTMENT OF SHARES TO MINISTER
 1.          Attached hereto as Exhibit F-1 is a true and correct copy
         of the Form CM-15 as filed with the Registrar on 29 April 1997 registering the allotment of the issuance of two (2) Shares to the Minister.
 2.        Attached hereto as Exhibit F-2 is a true and correct copy
         of the Minister's application to Telkom for the subscription of two (2) Shares dated 29 April 1997.
 3.          Attached hereto as Exhibit F-3 is a true and correct copy
          of Telkom's acceptance of the Minister's application for the subscription of two (2) Shares dated 29 April 1997.
 G. SHARE CERTIFICATES AND SHARE CAPITAL OF TELKOM
 1.      Attached hereto as Exhibit G-1 is a true and correct copy of the following share certificates representing the number of ordinary par value shares of Telkom indicated below; each such share certificate was issued on the date indicated below with respect to such certificate and either remains issued on the date hereof or was cancelled on the date indicated below:
        Cert. No.     No. Shares        Par               Issued               Cancelled
Value
     1                  1                  R1.00         30 Sept. 1991     29 April  1 9 9 7
     2     3, 899, 222, 727     R1.00         18 June 1993       29 April 1997
     3                  2                  R1.00         29 April 1997       29 April 1997
     4         167, 109, 546     R10.00       29 April 1997       14 May 1997
    5           222, 812, 727      R10.00         29 April 1997
    6           167, 109, 546      R10.00         14 May 1997
    7           167, 109, 546      R10.00         14 May 1997
2.       Attached hereto as Exhibit G-2 is a true and correct copy of the official Register of Members of Telkom immediately after the Closing on
              14 May 1997 (the "Register Time") which records:

(i)          all issuances of share capital of Telkom from the date of
incorporation of Telkom up to and including the Register
Time (including the persons to whom such share capital
was issued and the number of shares and the classes
thereof so issued to such persons);
(ii)         all transfers of share capital of Telkom from the date of
incorporation of Telkom up to and including the Register
Time (including the persons to whom such share capital
was transferred and the number of shares and the
classes thereof so transferred to such persons); and
(iii)         the ownership of all of the share capital of Telkom as of
the Register Time (including the persons who own such
share capital and the number of shares and the classes
thereof so owned).
              H. HRRC RESOLUTION
 Attached hereto as Exhibit H is a true and correct copy of a resolution duly and validly adopted by the HRRC (as defined in the
Shareholders' Agreement) at a meeting held on 14 May 1997 relating to the appointment of certain Initial SEP Appointments (as defined in the
Shareholders' Agreement); and such resolution has not been amended, modified or rescinded, is in full force and effect on the date hereof and is the only resolution adopted by the HRRC with respect to the matters referred to therein.
I. AUTHORISATION
 Each of the persons executing on behalf of Telkom the Share
Transfer Agreement, the Shareholders' Agreement, the Strategic Services
Agreement and each other agreement, instrument, certificate or other document executed by Telkom in connection therewith has been duly authorised to execute, and has so executed; such documents in the name and on behalf of Telkom, and his or her signature is such person's genuine signature.
 Any capitalised term used but not otherwise defined herein
shall have the meaning ascribed thereto in the Share Transfer Agreement.

EXHIBIT
A-1
IN WITNESS WHEREOF,
this 14th day of May, 1997.
I have hereunto subscribed my name
Name: Loumie Smit /S/
Title: Acting Secretary
The undersigned, Adv. Dikgang Moseneke, being the Chairman
of Telkom, does hereby certify on this 14th day of May, 1997, that Loumie
Smit is the duly elected qualified and acting Secretary of Telkom and that the signature set forth above is Loumie Smit's true and correct signature.
Name: Adv. Dikgang Moseneke /S/
Title: Chairman
[Signature Page to Certificate of Secretary]
TELKOM SA LIMITED
                 (COMPANY REGISTRATION NUMBER 91/05476/06)
EXTRACT FROM MINUTES OF
       DIRECTORS MEETING, NO 2 OF 1997,
             HELD IN THE BOARD ROOM, TELKOM TOWER NORTH,
               152 PROES STREET, PRETORIA, ON 14 MARCH 1997
3. 2 Resolution to complete SEP transaction {Item 7. 2 of agenda)
As part of the SEP process, 'Telkom obtained a legal opinion from Deneys Reitz
Attorneys on the legality of the SEP transaction. A similar opinion was obtained by the Ministry from Edward Nathan & Friedland (Michael Katz).
The two opinions were contrary to each other and the Board was posed with the question whether the transaction should in the circumstances go ahead.
It was unanimously AGREED. by the Board that the transaction should be concluded. The decision was also supported by the advisors, Charles Manby and
Neil Thomas.
The Chairperson tabled the resolution document which addressed the conclusion of the SEP transaction.
The Board subsequently RESOLVED that
-     the investment by SBC Communications and Telekom Malaysia, through
Thintana Communications LLC (a United States limited liability company and referred to below as the "SEP"), for a 30% interest in the Company (the
"Transaction") broadly on the terms described to the meeting be APPROVED
IN PRINCIPLE, insofar as the Transaction relates to matters to be approved and/or effected by the Company;
-     in connection with the Transaction, the subscription by the Ministry of shares in the Company and the subsequent transfer of those shares to the
SEP be APPROVED, subject to the approval of shareholders of the necessary capital increase and of the grant of authority to allot such shares and to the allotment on closing of the Transaction;
-     each of the Share Transfer Agreement, Disclosure Schedule, Shareholders
Agreement and Strategic Services Agreement (together the "Agreements")
be in principle APPROVED, subject to any further modifications, amendments or variations which the Chairperson on behalf of the Directors may approve (it being recognised that such variations may include a restructuring of the Share Transfer Agreement into a share transfer agreement and a separate subscription agreement) and that the Chairperson,
-       whom failing any other Director, be AUTHORISED to sign and execute each or any of the Agreements and any other documents relating to the
Agreements which are required to implement the Transaction and_to_do_all such things on behalf of the Company as may be required in__connection with the Transaction and the Agreements to complete_the investment by
SBC Communications and Telekom Malaysia; and
this resolution can only be revoked or amended with the approval of the
Shareholders.
CERTIFIED a true copy.
  SIGNED:                                    LOUMIE SMIT       /S/
ASSISTANT COMPANY SECRETARY
PRETORIA
1997-04-07
EXHIBIT
A-2
WRITTEN RESOLUTIONS OF ALL THE DIRECTORS                                                  1
OF TELKOM SA LIMITED
We, the persons whose names appear below and who have signed this document (or other documents in the same form), are all the Directors of
Telkom and we hereby unanimously resolve that the following resolutions are passed as written resolutions in accordance with article 19. 1 of the articles of association of Telkom and agree that they shall be as valid and effective as if they had been passed at a meeting of the Board duly convened and held:
1.          Words and expressions defined in the Shareholders' Agreement (as defined in the Share Transfer Agreement referred to below) shall have the same meanings in these resolutions as those ascribed to them in the
Shareholders' Agreement, unless the context should otherwise require.
2.          Share Transfer Agreement and Ancillary Documents
2. 1                      It is noted that the Share Transfer Agreement which provides for the acquisition by a Strategic Equity Partner of 30% of the
company's issued share capital was duly entered into on
26 March 1997 among the Minister for Posts, Telecommunications and Broadcasting of the Government of the Republic of South
Africa (the "Minister") as vendor, the Company ("Telkom") and
Thintana Communications LLC (the "SEP") as purchaser; and that the Closing (as defined in the Share Transfer Agreement) of the transactions under the Share Transfer Agreement is due to take place once the conditions precedent set forth therein are satisfied
(which the board has been informed is expected to occur in
May).
2. 2                     It is further noted that in connection with the execution of the
Share Transfer Agreement, certain letters of undertaking were
entered into by Telkom. Copies of such letters have been made                                           2
available for inspection by the Board.
2. 3                     A copy of the Share Transfer Agreement with its appendices has been made available to the Board, including (i) Appendix E which sets out the form of the Shareholders' Agreement and (ii)
Appendix F which sets out the form of the Strategic Services
Agreement. It is further noted that the Shareholders' Agreement will be entered into among the same three parties at the Closing of the transactions under the Share Transfer Agreement, and the
Strategic Services Agreement will be entered into between
Telkom and the SEP (and such additional parties as
contemplated by clause 6(3) of such Agreement) at the Closing of the transactions under the Share Transfer Agreement.
2. 4                      It is further noted that, in accordance with the requirements of the
Share Transfer Agreement, the new Memorandum and Articles of
Association (the "Articles"), the form of which is set out in
Appendix A to the Share Transfer Agreement, were adopted. by
Telkom and registered with the Registrar of Companies in
accordance with the requirements of the Companies Act of 1973 on 29 April, 1997, and are therefore in force. It is noted that the adoption of the Articles and the filing thereof with the Registrar of
Companies was authorised by the Minister as Telkom's sole
shareholder by written consent dated 29 April 1997 (the
"Shareholder Consent").
2. 5                     It is further noted that, in furtherance of the Closing of the transactions under the Share Transfer Agreement, pursuant to the
Shareholder Consent the Minister authorised a consolidation and
recapitalisation of the share capital of Telkom (collectively, the                                           3
"Capital Reorganisation"), which was consummated as follows:
(a)         On 29 April, 1997, Telkom allotted and issued two (2)
additional ordinary par value shares to the Minister such
that, upon the issuance thereof, the Minister owned
3, 899, 222, 730 ordinary par value shares;
(b)         On 29 April, 1997, Telkom consolidated its existing share
capital consisting of 5, 000, 000, 000 authorised and
3, 899, 222, 730 issued ordinary par value shares of R1. 00
each such that, after the consolidation, Telkom's share
capital consisted of 500, 000, 000 authorised and
389, 922, 273 issued ordinary par value shares of R10. 00
each; and
(c)         On 29 April, 1997, Telkom increased its authorised share
capital (effective upon the filing of the Articles as described in 2. 4 above) from R5, 000, 000, 000 consisting of
500, 000, 000 ordinary par value shares of R10. 00 each to
R10, 000, 000, 000 consisting of 1, 000, 000, 000 ordinary par value shares of R10. 00 each.
2. 6                     It is further noted that article 15. 1 of the new Articles which provides that:
"Notwithstanding anything to the contrary anywhere
in these Articles, the Directors shall be obliged, so
far as may be permitted by law, to act in
accordance with and give effect to any
Shareholders Agreement in respect to all matters                                                          4
within the authority of the Board under these
Articles and the Statutes. "
2. 7                     In any event the Board considers, and it hereby unanimously resolves that it is in the best interests of Telkom that it co-operate in ratifying and approving the transactions contemplated by the
Share Transfer Agreement by, among other things, (a)
establishing an Operating Committee, a Human Resources
Review Committee, an Audit Committee and a Remuneration
Committee, adopting and implementing the Management
Structure (including the appointment of SEP Appointments) and adopting and implementing the Schedule of Authorisations all as required in terms of the Shareholders' Agreement and the
Articles, (b) recommending the Permitted Dividend and (c)
authorising all the other matters required of Telkom for the
Closing of the Share Transfer Agreement and for compliance with the Shareholders' Agreement, the Strategic Services Agreement
and each other Transaction Document.
3.           Operating Committee
It is resolved that in terms of the powers vested in the Board by the
Articles, and in accordance with the Shareholders' Agreement, an
Operating Committee be and is hereby established with effect from the
Closing until the end of the Transition Period as follows:
3. 1        Membership
The Operating Committee shall consist of 5 ex officio voting                                         5
members and 5 ex officio non-voting members as follows:
(a)          from the date of the Closing until the second anniversary
of that date, and during the Transition Period, the
Operating Committee shall be comprised of:
(i)           the
 CEO, the COO, the CFO, the HRO and the
CTO, in each case for the time being, as the 5 ex
officio voting members; and
(ii)          the CSO, the Deputy COO, the Deputy CFO, the
Deputy CSO and the Head of Training, in each
case for the time being, as the 5 ex officio non-
voting members; and
(b)         from the second anniversary of the date of the Closing
until the end of the Exclusivity Period, the Operating
Committee shall be comprised of:
(i)           the
 CEO, the COO, the CSO, the HRO, and the
CTO, in each case, for the time being, as the 5 ex
officio voting members; and
(ii)          the CFO, the Deputy CFO, the Deputy CSO, the
Deputy COO and Head of Training, in each case for
the time being, as the 5 ex officio non-voting
members.
(c)          The CEO shall be the chairperson of the Operating                                        6
Committee.
(d)         If any member of the Operating Committee is at the same
time a Director of Telkom, then, unless otherwise expressly
resolved by the Board in these resolutions, the alternate of such member appointed in terms of the Articles shall be
permitted to exercise all rights, duties and functions
(including, without limitation attend meetings of the
Operating Committee and act and vote at such meetings
and to sign written resolutions) of such member in respect
of the Operating Committee, to the same extent as such
alternate is entitled to exercise the rights, duties and
functions of such member in respect of the Board under
the Articles.
3. 2                       Authority of the Operating Committee
(a)         The Operating Committee shall have (and the Board
accordingly delegates to it) the exclusive power and
authority to:
(i)          implement the Business Plan, the Training
Programme and the Annual Budget; and implement
(in conformity with the Business Plan, the Training
Programme and the Annual Budget) all issues and
matters relating to achievement of Telkom's
obligations under the Licences, including, without
limitation, network expansion, equipment

procurement, tariff setting and packaging, customer
service and marketing;
(ii)         prepare, review and recommend to the Board
Business Plans and any amendment of the
Business Plans as provided in the Shareholders'
Agreement and each and any business plan of any
Subsidiary and any amendment of such business
plans;
(iii)         prepare, review and recommend to the Board the
Annual Budgets and any amendment of the Annual
Budgets and all budgets of each Subsidiary and
any amendment of such budgets, and approve
such Annual Budget and budgets (and
amendments) to the extent provided in the
Shareholders' Agreement;
(iv)        prepare, review and recommend to the Board the
Training Programme and amendments to the
Training Programme as provided in the
Shareholders' Agreement;
(v)         implement the Management Structure and
recommend to the Board any amendment thereto;
(vi)        elect to extend the Exclusivity Period pursuant to
the PSTS Licence;

(vii)        review and recommend to the Board any
amendment to the Schedule of Authorisations; and
(viii)       delegate authority to, and direct members of,
Telkom's management with respect to any matters
that are within the authority of the Operating
Committee pursuant to this resolution and the
Shareholders' Agreement.
(b)         The Operating Committee may authorise or delegate any
authority to incur any expenditure (or series of related
expenditures) or engage in any transaction (or series of
related transactions) in excess of the authority granted any individual member of Telkom's management under the
Schedule of Authorisations as long as the matter for which
authority is exercised or delegated is provided for in the
applicable Business Plan or Annual Budget.
(c)         It is noted that the authority conferred on the Operating
Committee pursuant to this resolution may not be revoked
and that any decisions or actions made or taken by the
Operating Committee under that authority may not be
countermanded, amended or supplemented by the Board
otherwise than in accordance with the provisions of the
Shareholders' Agreement and the Articles. It is resolved
that Telkom and the Board comply with the foregoing.
(d)         It is further noted that under the Shareholders' Agreement and the Articles, the authority conferred on the Operating
Committee is subject to certain rights of the members of
Telkom in respect of matters reserved for the approval of                         9
certain members. It is also noted that under the
Shareholders' Agreement and the Articles, certain matters
within the authority of the Operating Committee are
reserved for the approval of the nominees of certain
members on such committee. It is resolved that the
authority of the Operating Committee be subject to and
limited by such provisions of the Shareholders' Agreement
and the Articles.
3. 3                      Meetings of the Operating Committee
(a)         Number of Meetings and Voting
The Operating Committee may meet for the dispatch of
business, adjourn and otherwise regulate its meetings as
it thinks fit, provided that the Operating Committee shall
meet at least once every month.
(b)         Quorum
A quorum of the members of the Operating Committee
shall exist only if at least 3 voting members (or their
alternates) are present; provided, that notwithstanding that a quorum may be present at any meeting of the Operating
Committee, no action shall be taken at any such meeting
(other than a decision to dissolve or adjourn such
meeting) unless (i) either the CEO or HRO (or one of their
respective alternates) is present and (ii) a nominee of the
SEP is present. If neither the CEO nor the HRO (and

neither of their respective alternates) is present at a
meeting of the Operating Committee otherwise duly
constituted, the meeting shall be dissolved or adjourned
for at least 24 (twenty four) hours, and if such meeting is
so adjourned then the presence of the CEO or HRO (or
one of their respective alternates) shall not be required to take any action at any resulting adjourned meeting. If a
nominee of the SEP is not present at a meeting of the
Operating Committee otherwise duly constituted, the
meeting shall be dissolved or adjourned for at least 24
(twenty four) hours and if such meeting is so adjourned
then the presence of a nominee of the SEP shall not be
required to take any action at any resulting adjourned
meeting.
(c)         Convening a Meeting
Either the CEO or the COO may convene a meeting of the
Operating Committee at any time. At the request of either
the CEO or the COO the secretary of Telkom shall
convene a meeting.
(d)        Notice for Meetings
The Operating Committee shall determine the number of
days notice to be given for Operating Committee meetings
(and the adjournment thereof) and the form and the
medium for giving any such notice.
(e)         Dissolution and Adjournment of Meetings

The chairperson of the Operating Committee may, with the
consent of any meeting at which a quorum is present (and
shall if so directed by the meeting), dissolve any meeting
of the Operating Committee or adjourn and give notice
accordingly of any meeting of the Operating Committee
from time to time and from place to place. Should a
quorum not be present at any meeting of the Operating
Committee within thirty minutes after the appointed time,
the chairperson of the meeting shall (i) adjourn such
meeting to such time and such place as the meeting shall
determine or (ii) dissolve such meeting.
(f)          Business at Adjourned Meetings
No business shall be transacted at the resumption of any
adjourned meeting of the Operating Committee other than
the business left unfinished at the meeting from which the
adjournment took place.
(g)         Chairperson of Operating Committee Meetings
The CEO shall act as the chairperson of meetings of the
Operating Committee; provided, that if at any meeting the
CEO is not present in person within 5 minutes after the
time appointed for holding the meeting, the voting
members present shall elect a person to be chairperson of
the meeting. The CEO shall not be considered present in
person at the meeting (for the purpose of acting as
chairperson of the meeting only) by virtue of his alternate
being present at said meeting.

(h)          Voting
All matters put to vote at any meeting of the Operating
Committee shall be approved only by an affirmative vote
of a majority of the members of such committee, and in
the event of an equality of votes with respect to any matter to be considered by the Operating Committee, (i) during
the Exclusivity Period, a nominee of the SEP shall have a
casting vote; and (ii) during the Transition Period, a
nominee of the Minister shall have a casting vote.
(i)          Minutes
The Operating Committee shall cause minutes to be kept,
which shall include the following particulars:
(i)          the names of the voting members and non-voting
members present (or, as the case may be, their
alternates) at each meeting of the committee; and
(ii)         all resolutions proposed and passed or not passed
and such other proceedings at each meeting as the
committee thinks fit.
The secretary of Telkom shall act as secretary of the
Operating Committee; provided, that if at any meeting the
secretary of Telkom is not present in person within 5
minutes after the time appointed for holding the meeting
or if the voting members present otherwise determine, the

voting members present shall elect a person to be
secretary of the meeting.
(j)          Signing of Minutes
The minutes of each meeting of the Operating Committee
shall be signed by (i) the chairperson of the meeting or by
the chairperson of the next succeeding meeting and (ii) a
nominee of the SEP present at the meeting at which the
proceedings took place.
(k)         Extract from Minutes
Any extract from or copy of the minutes of a meeting of
the Operating Committee purporting to be signed by (i) a
nominee of the SEP and (ii) the chairperson of the meeting
or by any voting member of the committee or by the
secretary of such meeting, shall be prima facie proof of the contents of the minutes.
(I)         Committee Meetings by Conference Call
The Operating Committee may meet by telephone or video
conference if all members can hear all other members.
Unless otherwise expressly resolved by the Board in these
resolutions, a member of the Operating Committee which
participates in a meeting of the Operating Committee by
either of these means shall be considered present at such
meeting for all purposes.

(m)         Attendees
The SEP and the Minister may from time to time designate
representatives who may attend any and all meetings of
the Operating Committee. The number of representatives
whom the SEP and the Minister designate for attendance
at any meeting of the Operating Committee, respectively,
may equal, but shall not exceed, the number of members
of the Operating Committee who are Directors or
managers of Telkom nominated or appointed by the SEP
and the Minister, respectively, pursuant to the
Shareholders' Agreement. Such representatives may be
designated by the SEP and the Minister, respectively, for
attendance at any meeting by notice to the Operating
Committee at any time prior to the commencement of such
meeting. Any such representatives who attend a meeting
of the Operating Committee shall be entitled to address
the Operating Committee at the request of any member
thereof with respect to any matter on the agenda for the
applicable meeting.
3. 4                      Written Resolutions of the Operating Committee
(a)          Authority
A duly minuted resolution in writing signed by all the voting members of the Operating Committee or, as the case may
be, their respective alternates, shall be as valid and
effectual as a resolution passed at a meeting of the
Operating Committee duly called and constituted.

(b)          Requirements for Written Resolutions
Any such written resolution may consist of one or more
documents signed by one or more voting members of the
Operating Committee (or as the case may be, their
respective alternates), shall have regard to the provisions
of Section 242(2) of the Companies Act 1973 and shall be
delivered to the secretary of Telkom without delay and be
recorded by him or her in the company's minute book for
the Operating Committee.
(c)         Date of Approval
Each such written resolution shall be deemed to have
been passed on the day it was signed by the last voting
member, unless a statement to the contrary is made in the
resolution.
(d)         Confirmation of Written Resolution
A written resolution which is not signed by all the voting
members of the Operating Committee shall be inoperative
until confirmed by a meeting of the Operating Committee.
3. 5                      Reports to the Board
The CEO shall report on all action and activities taken by the
Operating Committee and on the current operations and status of the company at each meeting of the Board.

3. 6             Term of the Operating Committee
Unless determined otherwise by the Board and approved by the members in accordance with the requirements of the
Shareholders' Agreement and the Articles, the Operating
Committee (i) shall continue to exist throughout the duration of the Exclusivity Period and the Transition Period, and (ii) shall cease to exist after the end of the Transition Period and any powers or authorities delegated to it during the Exclusivity Period and the Transition Period shall thereupon revert to the Board.
3. 7             Conflicts with Shareholders' Agreement
In the event of any conflict between this resolution regarding the
Operating Committee and the provisions of the Shareholders'
Agreement, the provisions of the Shareholders' Agreement shall prevail.
4.      Human Resources Review Committee
It is resolved that in terms of the powers vested in the Board by the
Articles and in accordance with the Shareholders' Agreement, a Human
Resources Review Committee (the "HRRC") shall be and is hereby established with effect from the Closing until the end of the Transition
Period as follows:

4. 1      Membership
(a)          The HRRC shall consist of the Chairperson of Telkom, the
CEO, the COO, the HRO (all as ex officio members) and
at least 3 non-executive directors, two (2) of which shall be
Directors appointed (and removed and replaced) from time
to time by the Board to serve on the HRRC and one (1) of
which one shall be a Director appointed (and removed and
replaced) from time to time by the SEP to serve on the
HRRC. All of those members shall be voting members.
The HRRC shall also include the Head of Training as an ex
officio non-voting member. The non-executive Directors
initially chosen by the Board to serve as members of the
HRRC shall be Ms. Wendy Luhabe and Mr. Eric Molobi,
and the Board acknowledges that the non-executive
Director initially chosen by the SEP to serve as a member
of the HRRC is Nor Zainal Abdul Rahman, which the Board
hereby appoints to the HRRC. All of such non-executive
Directors shall remain as voting members of the HRRC
unless and until they resign or are removed and/or
replaced. The SEP shall have the right to remove and
replace its nominee at any time and from time to time by
notice to Telkom. Such removal and replacement shall be
deemed effective and approved by the Board upon receipt
of such notice.
(b)         The chairperson of the HRRC shall be the Chairperson of
Telkom for the time being. In the absence of the
Chairperson of Telkom, a non-executive Director
nominated by the Minister shall chair the HRRC.

(c)          If any member of the HRRC is at the same time a Director
of Telkom, then, unless otherwise expressly resolved by
the Board in these resolutions, the alternate of such
member appointed in terms of the Articles shall be
permitted to exercise all rights, duties and functions
(including, without limitation attend meetings of the HRRC
and act and vote at such meetings and to sign written
resolutions) of such member in respect of the HRRC, to
the same extent as such alternate is entitled to exercise
the rights, duties and functions of such member in respect
of the Board under the Articles.
4. 2      Authority of the HRRC
(a)         For the duration of its existence the HRRC shall have (and the Board accordingly hereby delegates to it) the exclusive
power and authority to:
(i)          recommend to the Board policy guidelines on
human resource development within Telkom that
are in compliance with the Business Plan, the
Annual Budget and the Training Programme; and
(ii)          recommend to the Board guidelines for, and
monitor compliance with, affirmative action and
empowerment programmes that duly take into
account reports and recommendations of the HRO
and are in conformity with the Business Plan, the
Annual Budget and the Training Programme.

It is noted that in terms of the Shareholders' Agreement
the Board may in its sole discretion adopt the policies
referred to in paragraph (i) above and the guidelines
referred to paragraph (ii) above, as a Reserved Matter,
only upon the recommendation of the HRRC. It is
resolved that Telkom and the Board comply with such
requirements of the Shareholders' Agreement.
(b)         For the duration of its existence the HRRC shall have (and the Board accordingly hereby delegates to it) the power
and authority to do the following in accordance with and
as contemplated by the Shareholders' Agreement:
(i)          nominate and appoint (and remove and replace)
the Deputy COO, Deputy CFO and Deputy CSO;
and
(ii)         consult with the SEP regarding SEP Appointments
and to approve their appointment to Telkom's
management.
(c)         It is noted that the authority conferred on the HRRC
pursuant to this resolution may not be revoked and that
any decisions or actions made or taken by the HRRC
under that authority may not be countermanded, amended
or supplemented by the Board otherwise than in
accordance with the provisions of the Shareholders'
Agreement and the Articles. It is resolved that Telkom and
the Board comply with the foregoing.

(d)         It is noted that under the Shareholders' Agreement and the
Articles, the authority conferred on the HRRC is subject to
certain rights of the members with respect to matters
reserved for the approval of such members. It is also
noted that under the Shareholders' Agreement, certain
matters within the authority of the HRRC are reserved for
the approval of the nominees of certain members on such
committee. It is resolved that the authority of the HRRC be
subject to and limited by such rights.
4. 3       Meetings of the HRRC
(a)         Number of Meetings and Voting
The HRRC may meet for the dispatch of business, adjourn
and otherwise regulate its meetings as it thinks fit.
(b)         Quorum
A quorum of the members of the HRRC shall exist only if
at least 3 voting members (or their alternates) are present.
Notwithstanding that a quorum may be present at any
meeting of the HRRC, no action shall be taken at any such
meeting (other than the decision to dissolve or adjourn the
meeting) unless a nominee of the SEP is present (if the
SEP is entitled to nominate a member of the HRRC). If a
nominee of the SEP is not present at a meeting of the
HRRC otherwise duly constituted, the meeting shall be
dissolved or adjourned for at least 24 (twenty four) hours,
and if such meeting is adjourned then the presence of a

nominee of the SEP shall not be required to take any
action at any resulting adjourned meeting.
(c)         Convening a Meeting
The chairperson of the HRRC may, and the secretary of
Telkom at the request of any member shall, convene a
meeting of the HRRC at any time.
(d)         Notice for Meetings
The HRRC shall determine the number of days notice to
be given for HRRC meetings (and the adjournment
thereof) and the form and the medium for giving any such
notice.
(e)         Dissolution and Adjournment of Meetings
The chairperson of the HRRC may, with the consent of any
meeting at which a quorum is present (and shall if so
directed by the meeting), dissolve a meeting of the HRRC
or adjourn and give notice accordingly of any meeting of
the HRRC from time to time and from place to place.
Should a quorum not be present at any meeting of the
HRRC within thirty minutes after the appointed time, the
chairperson of the meeting shall (i) adjourn such meeting
to such time and such place as the meeting shall
determine or (ii) dissolve such meeting.

(f)              Business at Adjourned Meetings
No business shall be transacted at the resumption of any
adjourned meeting of the HRRC other than the business
left unfinished at the meeting from which the adjournment
took place.
(g)         Chairperson of HRRC Meetings
The chairperson of the HRRC shall act as the chairperson
of meetings of the HRRC; provided, that if at any meeting
the chairperson is not present in person within 5 minutes
after the time appointed for holding the meeting, the
members present shall elect a person to be chairperson of
the meeting. The chairperson of the HRRC shall not be
considered present in person at any meeting (for the
purpose of acting as chairperson of the meeting only) by
virtue of his alternate being present at said meeting.
(h)          Voting
All the voting members of the HRRC shall be entitled to
vote at its meetings. All matters put to a vote at any
meeting shall be approved only by an affirmative vote of a
majority of members of such committee, and in the event
of an equality of vote with respect to any matter to be
considered by the HRRC, the chairperson of the meeting
shall have a casting vote.

(i)          Minutes
The HRRC shall cause minutes to be kept, which shall
include the following particulars:
(i)           the names of the voting members and non-voting
members present (or, as the case may be, their
alternates) at each meeting of the committee; and
(ii)          all resolutions proposed and passed or not passed
and such other proceedings at each meeting as the
committee thinks fit.
The secretary of Telkom shall act as secretary of the
HRRC; provided, that if at any meeting the secretary of
Telkom is not present in person within 5 minutes after the
time appointed for holding the meeting or if the voting
members present otherwise determine, the voting
members present shall elect a person to be secretary of
the meeting.
(j)          Signing of Minutes
The minutes of each meeting of the HRRC shall be signed
by (i) the chairperson of the meeting or by the chairperson
of the next succeeding meeting and (ii) a nominee of the
SEP present at the meeting at which the proceedings take
place (if such a nominee is present at such meeting).

(k)         Extract from Minutes
Any extract from or copy of the minutes of a meeting of
the HRRC, purporting to be signed by (i) a nominee of the
SEP and (ii) the chairperson of the meeting or by any
voting member of the committee or by the secretary of
such meeting shall be prima facie proof of the contents of
the minutes.
               (I)      Committee Meetings by Conference Call
The HRRC may meet by telephone or video conference if
all members can hear all other members. Unless
otherwise expressly resolved by the Board in these
resolutions, a member of the HRRC which participates in
a meeting of the HRRC by either of these means shall be
considered present at such meeting for all purposes.
(m)         Attendees
     The SEP and the Minister may from time to time designate
representatives who may attend any and all meetings of
the HRRC. The number of representatives whom the SEP
and the Minister, respectively, designate for attendance at
any meeting of the HRRC may equal, but shall not exceed,
the number of members of the HRRC who are Directors or
managers of Telkom nominated or appointed by the SEP
and the Minister, respectively, pursuant to the
Shareholders' Agreement. Such representatives may be
designated by the SEP and the Minister, respectively, for

attendance at any meeting by notice to the HRRC at any
time prior to the commencement of such meeting. Any
such representatives who attend a meeting of the HRRC
 shall be entitled to address the HRRC at the request of
any member thereof with respect to any matter on the
agenda for the applicable meeting.
4. 4      Written Resolution of the HRRC
(a)         Authority
A duly minuted resolution in writing signed by all the voting members of the HRRC or, as the case may be, their
respective alternates, shall be as valid and effectual as a
resolution passed at a meeting of the HRRC duly called
and constituted.
(b)         Requirements for Written Resolutions
Any such written resolution may consist of one or more
documents signed by one or more voting members of the
HRRC (or as the case may be, their respective alternates),
shall have regard to the provisions of Section 242(2) of the
Companies Act 1973 and shall be delivered to the
secretary of Telkom without delay and be recorded by him
or her in the company's minute book for the HRRC.
(c)          Date of Approval

Each such written resolution shall be deemed to have
been passed on the day it was signed by the last voting
member, unless a statement to the contrary is made in the
resolution.
(d)         Confirmation of Written Resolution
A written resolution which is not signed by all the voting
members of the HRRC shall be inoperative until confirmed
by a meeting of the HRRC.
4.5                  Reports to the Board
The Chairperson of Telkom shall report on matters within the areas of authority of the HRRC at each meeting of the Board.
4.6            Term of the HRRC
The HRRC shall continue to exist until such time as otherwise determined by the Board and by the members of Telkom in
accordance with the requirements of the Shareholders'
Agreement and the Articles.
4.7            Conflicts with Shareholders' Agreement
In the event of any conflict between this resolution regarding the
HRRC and the provisions of the Shareholders' Agreement, the
provisions of the Shareholders' Agreement shall prevail.

5.           Workers Committee
It is resolved that, effective from the Closing, the HRO be charged with the duty to establish and act as the chairperson of a committee, to be known as the "Workers Committee" in accordance with the requirements of the Shareholders' Agreement, as follows:
5.1             the committee shall be comprised of representatives of senior management and employees of Telkom, including their trade
union representatives;
5.2            the committee shall be established for the purposes of co-
ordinating: (i) matters relating to human resources development,
(ii) issues arising under the Labour Relations Act, and (iii) such other matters relating to the foregoing as may be raised from time to time by the members of the committee;
5.3             the committee shall meet regularly with the HRO and HRRC to discuss implementations of policy guidelines and initiatives designed to promote and extend the policies developed within the HRRC; and
5.4            during the Exclusivity Period and for so long thereafter as the
SEP shall be a Significant Shareholder, the SEP shall be entitled to nominate a representative (who may be an executive Director for so long as the SEP is entitled to appoint an executive
Director) to serve as a member of the committee.
6. Audit Committee

It is resolved that in terms of the powers vested in the Board by the
Articles and in accordance with the Shareholders' Agreement, an Audit
Committee shall be and is hereby established with effect from the
Closing as follows (it being hereby resolved that all prior resolutions of this Board as currently or previously constituted relating to Telkom's
Audit Committee are hereby to be superseded in their entirety as of the
Closing so that they are of no further force or effect from the Closing):
6.1 Membership
(a)         The Audit Committee shall consist of 3 non-executive
            Directors, the CFO for the time being (as an ex officio
member) and the head of the Company's internal audit
unit for the time being (as an ex officio member). All those members shall be voting members. The Board
acknowledges that on the date hereof Hennie Engelbrecht
is the head of the Company's internal audit unit. The non-
executive Directors initially appointed by the Board to
serve as members of the Audit Committee shall be Mr.
David Sussman, Ms. Fatima Jokoet and Mr. Randall
Stephenson. All of such non-executive Directors shall
remain as voting members of the Audit Committee unless
and until they resign or are removed and/or replaced.
It is noted that in terms of the Shareholders' Agreement,
for so long as the Minister or the SEP is a Significant
Shareholder he or it shall be entitled to nominate at least
1 representative to serve as a full voting member of the
Audit Committee. The Board acknowledges that of the full
voting members appointed as above, Fatima Jokoet is the

initial representative of the Minister, and Mr. Randall
Stephenson is the initial representative of the SEP. The
Minister shall have the right to remove and replace its
representative at any time and from time to time by notice
to Telkom; and such removal and replacement shall be
deemed effective and approved by the Board upon receipt
by Telkom of such notice. The SEP also shall have the
right to remove and replace its representative at any time
and from time to time by notice to Telkom; and such
removal and replacement shall be deemed effective and
approved by the Board upon receipt by Telkom of such
notice.
(b)         The chairperson of the Audit Committee shall be Ms.
Fatima Jokoet (or such other non-executive Director who
the Board from time to time chooses to serve as
chairperson of the Audit Committee).
(c)         If any member of the Audit Committee is at the same time
a Director of Telkom, then, unless otherwise expressly
resolved by the Board in these resolutions, the alternate of such member appointed in terms of the Articles shall be
permitted to exercise all rights, duties and functions
(including, without limitation, attending meetings of the
Audit Committee and act and vote at such meetings and
to sign written resolutions) of such member in respect of
the Audit Committee, to the same extent as such alternate
is entitled to exercise the rights, duties and functions of
such member in respect of the Board under the Articles.

6.2 Authority of the Audit Committee
The Audit Committee shall have (and the Board accordingly
hereby delegates to it) the power and authority to:
(a)  conduct internal audits of Telkom;
(b)  review the draft interim and final accounts of Telkom;
(c)  review and recommend changes to the statutory audit of
  Telkom;
(d)  monitor the internal accounting and audited systems of
   Telkom; and
(e)          conduct, or have conducted externally, in accordance with
best practice a corporate governance audit measuring
compliance by Telkom to the leading benchmark from time
to time on proper corporate governance, that will be
included in the annual report of Telkom and which shall
address inter alia: (i) Telkom's progress regarding the
advancement of individuals from groups historically
discriminated against on the grounds of race and gender;
(ii) consultation with workers in Telkom; (iii) the adherence of Telkom to the highest standards of ethical corporate
behaviour; and (iv) ethical behaviour of Directors.
6.3 Meetings of the Audit Committee
(a) Number of Meetings and Voting

The Audit Committee may meet for the dispatch of
business, adjourn and otherwise regulate its meetings as
it thinks fit.
(b)         Quorum
A quorum of the members of the Audit Committee shall
exist only if at least 3 voting members (or their alternates)
are present. Notwithstanding that a quorum may be
         present at any meeting of the Audit Committee, no action
shall be taken at any such meeting (other than the
decision to dissolve or adjourn the meeting) unless (i) a
nominee of the Minister (or an alternate of a nominee of
the Minister)' is present (if the Minister is entitled to
nominate a member of the Audit Committee) and (ii) a
nominee of the SEP (or an alternate of a nominee of the
SEP) is present (if the SEP is entitled to nominate a
member of the Audit Committee). If no nominee of the
Minister (and no alternate of a nominee of the Minister) is
           present at a meeting of the Audit Committee otherwise
duly constituted, the meeting shall be dissolved or
adjourned for at least 24 (twenty four) hours, and if such
meeting is adjourned then the presence of a nominee of
the Minister (or an alternate of a nominee of the Minister)
shall not be required to take any action at any resulting
adjourned meeting. If no nominee of the SEP (and no
alternate of a nominee of the SEP) is present at a meeting
of the Audit Committee otherwise duly constituted, the
meeting shall be dissolved or adjourned for at least 24
(twenty four) hours, and if such meeting is adjourned then

the presence of a nominee of the SEP (or an alternate of
a nominee of the SEP) shall not be required to take any
action at any resulting adjourned meeting.
(c)          Convening a Meeting
The chairperson of the Audit Committee may, and the
secretary of Telkom at the request of any member of the
Audit Committee shall, convene a meeting of the Audit
Committee at any time.
(d)         Notice for Meetings
The Audit Committee shall determine the number of days
notice to be given for the Audit Committee meetings (and
the adjournment thereof) and the form and the medium for
giving any such notice.
(e)         Dissolution and Adjournment of Meetings
The chairperson of the Audit Committee may with the
consent of any meeting at which a quorum is present (and
shall if so directed by the meeting), dissolve a meeting of
the Audit Committee or adjourn and give notice
accordingly of any meeting of the Audit Committee from
time to time and from place to place. Should a quorum
not be present at any meeting of the Audit Committee
within thirty minutes after the appointed time, the
chairperson of the meeting shall (i) adjourn such meeting

to such time and such place as the meeting shall
determine or (ii) dissolve such meeting.
(f)          Business of Adjourned Meetings
No business shall be transacted at the resumption of any
adjourned meeting of the Audit Committee other than the
business left unfinished at the meeting from which the
adjournment took place.
(g)         Chairperson of Audit Committee Meetings
The chairperson of the Audit Committee shall act as the
chairperson of meetings of the Audit Committee; provided
that if at any meeting the chairperson is not present in
person within 5 minutes after the time appointed for
holding the meeting (or if the voting members present at
such meeting so desire), the voting members present shall
elect a person to be chairperson of the meeting. The
chairperson of the Audit Committee shall not be
considered present in person at any meeting (for the
purpose of acting as chairperson of the meeting only) by
virtue of his alternate being present at said meeting.
( h )       Voting
All the voting members of the Audit Committee shall be
entitled to vote at its meetings. All matters put to a vote at any meeting of the Audit Committee shall be approved
only by an affirmative vote of a majority of members of

such committee, and in the event of an equality of votes
with respect to any matter to be considered by the Audit
Committee, the chairperson of the meeting shall have a
casting vote.
(i)          Minutes
The Audit Committee shall cause minutes to be kept,
which shall include the following particulars:
(i)          the names of the voting members and non-voting
members present (or, as the case may be, their
alternates) at each meeting of the committee; and
(ii)          all resolutions proposed and passed or not passed
and such other proceedings at each meeting as the
committee thinks fit.
The secretary of Telkom shall act as secretary of the Audit
             Committee; provided, that if at any meeting the secretary
       of Telkom is not present in person within 5 minutes after
the time appointed for holding the meeting (or if the voting members present at such meeting so desire), the voting
members present shall elect a person to be secretary of
the meeting.
(j)          Signing of Minutes
The minutes of each meeting of the Audit Committee shall
be signed by (i) the chairperson of the meeting or by the

chairperson of the next succeeding meeting and (ii) a
nominee of the SEP present at the meeting at which the
proceedings take place.
(k)         Extract from Minutes
Any extract from or copy of the minutes of a meeting of
the Audit Committee purporting to be signed by (i) a
nominee of the SEP and (ii) the chairperson of the meeting
of the committee or the secretary of such meeting shall be
prima facie proof of the contents of the minutes.
(I)          Committee Meetings by Conference Call
The Audit Committee may meet by telephone or video
conference if all members can hear all other members.
Unless otherwise expressly resolved by the Board in these
resolutions, a member of the Audit Committee which
participates in a meeting of the Audit Committee by either
of these means shall be considered present at such
meeting for all purposes.
(m)        Attendees
The SEP and the Minister may each from time to time
designate one (1) representative who may attend any and
all meetings of the Audit Committee. Such representative
may be designated by the SEP and the Minister,
respectively, for attendance at any meeting by notice to
the Audit Committee at any time prior to the

commencement of such meeting. Any such
representatives who attend a meeting of the Audit
Committee shall be entitled to address the Audit
Committee at the request of any member thereof with
respect to any matter on the agenda for the applicable
meeting.
6. 4 Written Resolution of the Audit Committee
(a)          Authority
A duly minuted resolution in writing signed by all the voting members of the Audit Committee or, as the case may be,
their respective alternates, shall be as valid and effectual as a resolution passed at a meeting of the Audit
Committee duly called and constituted.
(b)         Requirements for Written Resolutions
Any such written resolution may consist of one or more
documents signed by one or more voting members of the
Audit Committee (or as the case may be, their respective
alternates), shall have regard to the provisions of Section
242(2) of the Companies Act 1973 and shall be delivered
to the secretary of Telkom without delay and be recorded
by him or her in Telkom's minute book for the Audit
Committee.

(c)          Date of Approval
Each such written resolution shall be deemed to have
been passed on the day it was signed by the last voting
member, unless a statement to the contrary is made in the
resolution.
(d)         Confirmation of Written Resolution
         A written resolution which is not signed by all the voting members of the Audit Committee shall be inoperative until
confirmed by a meeting of the Audit Committee.
6. 5        Reports to the Board
The chairperson of the Audit Committee shall report on matters within the areas of authority of the Audit Committee at each meeting of the
Board.
             6. 6       Term of the Audit Committee
The Audit Committee shall continue to exist unless and until such time as otherwise determined by the Board in accordance with the
requirements of the Shareholders' Agreement and the Articles.
6.7        Conflicts with Shareholders' Agreement
In the event of any conflict between this resolution regarding the Audit
Committee and the provisions of the Shareholders' Agreement, the provisions of the Shareholders' Agreement shall prevail.

7.          Remuneration Committee
It is resolved that in terms of the powers vested in the Board by the
Articles and in accordance with the Shareholders' Agreement, a
Remuneration Committee shall be and is hereby established with effect from the Closing as follows (it being hereby resolved that all prior resolutions of this Board as currently or previously constituted relating to Telkom's Remuneration Committee are hereby superseded in their entirety as of the Closing so that they are of no further force or effect from the Closing).
7.1 Membership
(a)         The Remuneration Committee shall consist of the
Chairperson of Telkom and four (4) other Directors,
provided that the majority of the Remuneration Committee
shall be non-executive Directors as required by the
Articles. The Directors initially appointed by the Board to
serve as members of the Remuneration Committee shall
be Ms. Wendy Luhabe, Mr. David Sussman, Professor
Ahmed Bawa and Mr. Mac Geschwind. All of such
Directors shall remain as voting members of the
Remuneration Committee unless and until they resign or
are removed and/or replaced.
It is noted that in terms of the Shareholders' Agreement for so long as the Minister or the SEP is a Significant
Shareholder he or it shall be entitled to nominate at least
1 representative to serve as a full voting member of the

Remuneration Committee. The Board acknowledges that
of the full voting members appointed as above Wendy
Luhabe is the initial representative of the Minister and
Mr. Mac Geschwind is the initial representative of the SEP.
The Minister shall have the right to remove and replace its
representative at any time and from time to time by notice
to Telkom; and such removal and replacement shall be
deemed effective and approved by the Board upon receipt
by Telkom of such notice. The SEP also shall have the
right to remove and replace its representative at any time
and from time to time by notice to Telkom; and such
removal and replacement shall be deemed effective and
approved by the Board upon receipt of the notice.
(b)         The Chairperson of Telkom shall be the ex-officio
chairperson of the Remuneration Committee.
(c)         If any member of the Remuneration Committee is at the
same time a Director of Telkom, then, unless otherwise
expressly resolved by the Board in these resolutions, the
alternate of such member appointed in terms of the
Articles shall be permitted to exercise all rights, duties and functions (including, without limitation, attend meetings of the Remuneration Committee and act and vote at such
meeting and to sign written resolutions) of such member
in respect of the Remuneration Committee, to the same
extent as such alternate is entitled to exercise the rights, duties and functions of such member in respect of the
Board under the Articles.

7. 2 Authority of the Remuneration Committee
(a)          The Remuneration Committee shall have (and the Board
accordingly hereby delegates to it) the power and
authority to review the terms upon which the executive
Directors and the senior managers of Telkom are
employed and remunerated and to make
recommendations to the Board about those terms.
7.3 Meetings of the Remuneration Committee
(a)          Number of Meetings and Voting
The Remuneration Committee may meet for the dispatch
of business, adjourn and otherwise regulate its meetings
as it thinks fit.
(b)         Quorum
A quorum of the members of the Remuneration Committee
shall exist only if at least 3 voting members (or their
alternates) are present. Notwithstanding that a quorum
may be present at any meeting of the Remuneration
Committee, no action shall be taken at any such meeting
(other than the decision to dissolve or adjourn the
meeting) unless (i) a nominee of the Minister (or an
alternate of a nominee of the Minister) is present (if the
Minister is entitled to nominate a member of the
Remuneration Committee) and (ii) a nominee of the SEP
is present (if the SEP is entitled to nominate a member of

the Remuneration Committee). If no nominee of the
Minister (and no alternate of a nominee of the Minister) is
present at a meeting of the Remuneration Committee
otherwise duly constituted, the meeting shall be dissolved
or adjourned for at least 24 (twenty four) hours, and if
such meeting is adjourned then the presence of a nominee
of the Minister (or an alternate of a nominee of the SEP)
shall not be required to take any action at any resulting
adjourned meeting. If no nominee of the SEP (and no
alternate of a nominee of the SEP) is present at a meeting
of the Remuneration Committee otherwise duly constituted,
the meeting shall be dissolved or adjourned for at least 24
(twenty four) hours, and if the meeting is adjourned then
the presence of a nominee of the SEP (or an alternate of
a nominee of the SEP) shall not be required to take any
action at any resulting adjourned meeting.
(c)         Convening a Meeting
The chairperson of the Remuneration Committee may, and
the secretary of Telkom at the request of any member of
the Remuneration Committee shall, convene a meeting of
the Remuneration Committee at any time.
(d)         Notice for Meetings
The Remuneration Committee shall determine the number
of days notice to be given for the Remuneration
Committee meetings and the form and the medium for
giving any such notice.

(e)        Dissolution and Adjournment of Meetings
The chairperson of the Remuneration Committee may with
the consent of any meeting at which a quorum is present
(and shall if so directed by the meeting), dissolve any
meeting of the Remuneration Committee or adjourn and
give notice accordingly of any meeting of the
Remuneration Committee from time to time and from place
to place. Should a quorum not be present at any meeting
of the Remuneration Committee within thirty minutes after
the appointed time, the chairperson of the meeting shall (i)
adjourn such meeting to such time and such place as the
meeting shall determine or (ii) dissolve such meeting.
(f)          Business of Adjourned Meetings
No business shall be transacted at the resumption of any
adjourned meeting of the Remuneration Committee other
than the business left unfinished at the meeting from which
the adjournment took place.
(g)        Chairperson of Remuneration Committee Meetings
The chairperson of the Remuneration Committee shall act
as the chairperson of meetings of the Remuneration
Committee; provided that if at any meeting the chairperson
is not present in person within 5 minutes after the time
appointed for holding the meeting (or if the voting
members of present at such meeting so desire), the
members present shall elect a person to be the

chairperson of the meeting. The chairperson of the Audit
Committee shall not be considered present in person at
any meeting (for the purpose of acting as chairperson of
the meeting only) by virtue of his alternate being present
at said meeting.
(h)         Voting
All matters put to a vote at any meeting shall be approved
             only by an affirmative vote of a majority of members of
such committee, and in the event of an equality of votes
with respect to any matter to be considered by the
Remuneration Committee, the chairperson of the meeting
shall have a casting vote.
(i)          Minutes
The Remuneration Committee shall cause minutes to be
kept, which shall include the following particulars:
       (i)         the names of the voting members and non-voting
members present (or, as the case may be, their
alternates) at each meeting of the committee; and
(ii)          all resolutions proposed and passed or not passed
and such other proceedings at each meeting as the
committee thinks fit.
The secretary of Telkom shall act as secretary of the
Remuneration Committee; provided, that if at any meeting

the secretary of Telkom is not present in person within 5
minutes after the time appointed for holding the meeting
(or if the voting members present at such meeting so
desire), the voting members present shall elect a person
to be secretary of the meeting.
(j)          Signing of Minutes
The minutes of each meeting of the Remuneration
Committee shall be signed by (i) the chairperson of the
meeting or by the chairperson of the next succeeding
meeting and (ii) a nominee of the SEP present at the
meeting at which the proceedings take place.
(k)         Extract From Minutes
Any extract from or copy of the minutes of a meeting of
the Remuneration Committee purporting to be signed by
(i) a nominee of the SEP and (ii) the chairperson of the
meeting or by any voting member of the committee or by
the secretary of such meeting shall be prima facie proof of
the contents of the minutes.
(I)         Committee Meetings by Conference Call
The Remuneration Committee may meet by telephone or
video conference if all members can hear all other
members. Unless otherwise expressly resolved by the
Board in these resolutions, a member of the Remuneration

Committee which participates in a meeting of the
Remuneration Committee by either of these means shall
be considered present at such meeting for all purposes.
(m)        Attendees
The SEP and the Minister may each from time to time
designate one (1) representative who may attend any and
all meetings of the Remuneration Committee. Such
          representative may be designated by the SEP and the
Minister, respectively, for attendance at any meeting by
notice to the Remuneration Committee at any time prior to
the commencement of such meeting. Any such
representatives who attend a meeting of the Remuneration
Committee shall be entitled to address the Remuneration
Committee at the request of any member thereof with
respect to any matter on the agenda for the applicable
meeting.
 7. 4  Written Resolutions of the Remuneration Committee
(a)         Authority
A duly minuted resolution in writing signed by all the voting members of the Remuneration Committee or, as the case
may be, their respective alternates, shall be as valid and
effectual as a resolution passed at a meeting of the
Remuneration Committee duly called and constituted.
(b)          Requirements for Written Resolutions

Any such written resolution may consist of one or more
documents signed by one or more voting members of the
Remuneration Committee (or as the case may be, their
respective alternates), shall have regard to the provisions
of Section 242(2) of the Companies Act 1973 and shall be
delivered to the secretary of Telkom without delay and be
recorded by him or her in the company's minute book for
the Remuneration Committee.
(c)         Date of Approval
Each such written resolution shall be deemed to have
been passed on the day it was signed by the last voting
member, unless a statement to the contrary is made in the
resolution.
(d)         Confirmation of Written Resolution
A written resolution which is not signed by all the voting
members of the Remuneration Committee shall be
inoperative until confirmed by a meeting of the
Remuneration Committee.
7. 5             Reports to the Board
The chairperson of the Remuneration Committee shall report on matters within the areas of authority of the Remuneration
Committee at each meeting of the Board.
7. 6            Term of the Remuneration Committee

The Remuneration Committee shall continue to exist unless and until such time as otherwise determined by the Board with the approval of the members in accordance with the requirements of the Shareholders' Agreement and the Articles.
7.7            Conflicts with Shareholders' Agreement
In the event of any conflict between this resolution regarding the
Remuneration Committee and the provisions of the Shareholders'
          Agreement, the provisions of the Shareholders' Agreement shall prevail.
8.            Recommendation of Permitted Dividend
8.1            It is resolved that the Board recommends to the Minister as the sole shareholder of Telkom for Telkom's financial year ended 31
March 1997 that a dividend of R400, 000, 000 (four hundred million
Rand)) be declared and that it be paid to the Minister as the sole shareholder at any time before the date of the Closing.
8.2             It is noted that the amount of R400, 000, 000, so recommended, does not exceed 25% of Telkom's profits available for distribution after making all of the payments and provisions required to be made, establishing all of the reserves required to be established and taking into account all of the matters required to be taken into account, in each case as provided in articles 24. 1. 1 through
24. 1. 5 of the Articles.
9. Implementation of Management Structure Effective from the Closing

9.1            It is resolved that the Management Structure (including reporting lines) for the most senior members of management, including the executive Directors and all executives who report directly to the executive Directors, as set out in Appendix C to the Shareholders'
Agreement, be adopted with effect from and so as to take effect on the Closing of the transactions under the Share Transfer
Agreement. A copy has been made available to the Board.
9.2            It is noted that pursuant to the Shareholders' Agreement, the
                   Management Structure so adopted may be amended by the
Board and the members (i) only as a Reserved Matter with the approval of the members as a Reserved Matter in accordance
with the requirements of the Shareholders' Agreement and only in accordance with the Articles and (ii) during the Exclusivity
Period, only upon the recommendation of the Operating
Committee. It is resolved that Telkom and the Board comply with and give effect to such provisions.
9.3            It is resolved further that the Management Structure adopted in terms of paragraph 9. 1 above shall be implemented by the
       company promptly on and with effect from the Closing and
thereafter maintained in accordance with and subject to the
provisions of the Shareholders' Agreement.
9.4             It is resolved that the HRRC's approval from time to time of the appointment of any SEP Appointment to Telkom's management
in accordance with the authority delegated to the HRRC shall be deemed ratified and approved by the Board for all purposes
without any further action by the Board.

10. Schedule of Authorisations
10.1            It is resolved that the Schedule of Authorisations establishing the extent of the authority of certain members of Telkom's senior management, as set forth in Appendix D to the Share Transfer
Agreement, be and is hereby adopted with effect from and so as to take effect on the Closing of the Share Transfer Agreement, and shall be applied and given effect to with effect from then. (A copy of appendix D to the Shareholders' Agreement is attached to this resolution for ease of reference).
10.2            It is resolved further that each member of Telkom's management to whom the Schedule of Authorisation applies shall be
authorised to act on behalf of Telkom without further approval only to the extent expressly provided in that schedule and
included in the then current Annual Budget of Telkom.
10.3            It is resolved (a) that the Schedule of Authorisations so adopted may be amended by the Board only as a Reserved Matter in
accordance with the requirements of the Shareholders'
Agreement and the Articles; and (b) that any manager who acts outside the scope of the authority delegated to him or her in accordance with the resolutions in paragraphs 10. 1 and 10. 2 above shall be removed by Telkom at the instance of the Minister or the SEP in accordance with their rights under the
Shareholders' Agreement.
11.  General Authorisation

11.1            It is resolved that all prior actions of the officers, directors and representatives of Telkom in connection with the consummation of the Capital Reorganisation, and the negotiation and execution of the Share Transfer Agreement, the letters of undertaking and each of the other Transaction Documents to which Telkom is a party are ratified, approved and confirmed in all respects.
11.2            It is resolved further that pursuant to the requirements of the
Share Transfer Agreement Telkom, shall execute and deliver the
Shareholders' Agreement and the Strategic Services Agreement
and each of the other Transaction Documents to which Telkom
is to be a party at such times and as may be required pursuant to and in furtherance of the Closing of the transactions
contemplated by the Share Transfer Agreement.
11.3            It is resolved further that the Chairperson of Telkom and each executive director of Telkom shall be and each of them hereby is authorised and directed to execute the agreements referred to in
11. 2 above in the name and on behalf of Telkom and to execute all other documents of every kind and do everything else which he in his sole discretion considers necessary or desirable to enable Telkom to implement, carry out or otherwise give effect to the provisions of the Share Transfer Agreement, the
Shareholders' Agreement, the letters of undertaking and the
Strategic Services Agreement and each of the other Transaction
Documents to which Telkom is to be a party (including any of the other appendices or documents attached to or otherwise forming part of the Share Transfer Agreement).

11.4            It is resolved further that the Chairperson of Telkom and each executive director of Telkom be, and each of them hereby is, authorised and directed, to negotiate and agree to any
 amendment, addition  or deletion to the form of any of the
documents referred to in 11. 2 and 11. 3 above as is deemed
necessary or appropriate, in the sole discretion of the
Chairperson or any such executive director executing the same, with the approval by the Board of any such amendments,
additions, or deletions being conclusively evidenced by the
execution of such document so modified by the Chairperson or the applicable executive director of Telkom.
12.         Approval of the Matters Required for the Closing of the Share
Transfer Agreement
It is resolved that all of the following matters be and are hereby approved for the purposes of the Closing of the transactions under the
Share Transfer Agreement:
  12.1              the transfer of the 167, 109, 546 issued ordinary shares of Telkom
(registered in the name of the State President on behalf of the
Government of the Republic of South Africa) from the State
President to the SEP pursuant to and subject to the terms and conditions of the Share Transfer Agreement;
 12. 2            the registration by the secretary of Telkom of that transfer in
Telkom's register of members, subject to the transfer form lodged for the purposes of the transfer being duly stamped;

12.3             the issue of a share certificate to the SEP for the shares so transferred to it bearing the legend set forth in Appendix K to the
Share Transfer Agreement;
12.4             the allotment to the State President on behalf of the Government of the Republic of South Africa of 167, 109, 546 unissued ordinary shares of Telkom with effect from the date of the Closing,
pursuant to and subject to the terms and conditions of the Share
Transfer Agreement;
12.5            the entry of the name of the State President on behalf of the
Government of the Republic of South Africa in the register of allotments and in the register of members and an issue of a share certificate to him for all the shares so allotted to him, bearing the legend set forth in Appendix K to the Share Transfer Agreement;
SIGNED ON 14/05/1997

NAME:            Board of directors
EXHIBIT
A-3
WRITTEN RESOLUTIONS OF ALL THE DIRECTORS OF TELKOM SA
LIMITED

We the persons whose names appear below and who have signed this document (or other documents in the same form), are all the directors of the company and we hereby unanimously resolve that the following resolutions are passed as written resolutions in accordance with Article 19.1 of the companys Articles of Association (the Articles)
and agree that they shall be valid and effective as if they had been passed at a meeting of the Board, duly convened and held:

1. It is resolved that subject to the unanimous approval of the shareholders, as required by article 14.1.1 of the Articles, Mr. E.D. Moseneke, who is the chairperson of the company, be and is hereby appointed in terms of article 20.3 to serve also as the acting chief executive officer of the company until a new chief executive officer can be appointed to replace Dr. Brian Clark who has resigned, but in no event for a period of more than 12
(twelve) months.

2.   The remuneration committee be and are hereby authorised to negotiate with Mr.
Moseneke the terms of his appointment as the acting chief executive officer, for the limited period specified in paragraph 1, provided that no final agreement shall be made with Mr. Moseneke without the prior written approval of the Government of South Africa
(represented by the Minister for Posts, Telecommunications and Broadcasting) as the
present sole shareholder and Thintana Communications LLC as the prospective new shareholder of the company.

Name: /S/

Date of signature       1-5-96

Name:

Date of signature

Name:

Date of signature

WRITTEN RESOLUTIONS OF ALL THE DIRECTORS OF TELKOM SA
LIMITED

We the persons whose names appear below and who have signed this document (or other documents in the same form), are all the directors of the company and we hereby unanimously resolve that the following resolutions are passed as written resolutions in accordance with Article 19.1 of the companys Articles of Association (the Articles)
and agree that they shall be valid and effective as if they had been passed at a meeting of the Board, duly convened and held:

1. It is resolved that subject to the unanimous approval of the shareholders, as required by article 14.1.1 of the Articles, Mr. E.D. Moseneke, who is the chairperson of the company, be and is hereby appointed in terms of article 20.3 to serve also as the acting chief executive officer of the company until a new chief executive officer can be appointed to replace Dr. Brian Clark who has resigned, but in no event for a period of more than 12
(twelve) months.

2.   The remuneration committee be and are hereby authorised to negotiate with Mr.
Moseneke the terms of his appointment as the acting chief executive officer, for the limited period specified in paragraph 1, provided that no final agreement shall be made with Mr. Moseneke without the prior written approval of the Government of South Africa
(represented by the Minister for Posts, Telecommunications and Broadcasting) as the
present sole shareholder and Thintana Communications LLC as the prospective new shareholder of the company.

Name:     /S/           C.B.C. Smith

Date of signature   97-04-30

Name:

Date of signature

Name:

Date of signature

WRITTEN RESOLUTIONS OF ALL THE DIRECTORS OF TELKOM SA
LIMITED

We the persons whose names appear below and who have signed this document (or other documents in the same form), are all the directors of the company and we hereby unanimously resolve that the following resolutions are passed as written resolutions in accordance with Article 19.1 of the companys Articles of Association (the Articles)
and agree that they shall be valid and effective as if they had been passed at a meeting of the Board, duly convened and held:

1. It is resolved that subject to the unanimous approval of the shareholders, as required by article 14.1.1 of the Articles, Mr. E.D. Moseneke, who is the chairperson of the company, be and is hereby appointed in terms of article 20.3 to serve also as the acting chief executive officer of the company until a new chief executive officer can be appointed to replace Dr. Brian Clark who has resigned, but in no event for a period of more than 12
(twelve) months.

2.   The remuneration committee be and are hereby authorised to negotiate with Mr.
Moseneke the terms of his appointment as the acting chief executive officer, for the limited period specified in paragraph 1, provided that no final agreement shall be made with Mr. Moseneke without the prior written approval of the Government of South Africa
(represented by the Minister for Posts, Telecommunications and Broadcasting) as the
present sole shareholder and Thintana Communications LLC as the prospective new shareholder of the company.

Name:     /S/            F. Jakoet

Date of signature   1\5\97

Name:

Date of signature

Name:

Date of signature

WRITTEN RESOLUTIONS OF ALL THE DIRECTORS OF TELKOM SA
LIMITED

We the persons whose names appear below and who have signed this document (or other documents in the same form), are all the directors of the company and we hereby unanimously resolve that the following resolutions are passed as written resolutions in accordance with Article 19.1 of the companys Articles of Association (the Articles)
and agree that they shall be valid and effective as if they had been passed at a meeting of the Board, duly convened and held:

1. It is resolved that subject to the unanimous approval of the shareholders, as required by article 14.1.1 of the Articles, Mr. E.D. Moseneke, who is the chairperson of the company, be and is hereby appointed in terms of article 20.3 to serve also as the acting chief executive officer of the company until a new chief executive officer can be appointed to replace Dr. Brian Clark who has resigned, but in no event for a period of more than 12
(twelve) months.

2.   The remuneration committee be and are hereby authorised to negotiate with Mr.
Moseneke the terms of his appointment as the acting chief executive officer, for the limited period specified in paragraph 1, provided that no final agreement shall be made with Mr. Moseneke without the prior written approval of the Government of South Africa
(represented by the Minister for Posts, Telecommunications and Broadcasting) as the
present sole shareholder and Thintana Communications LLC as the prospective new shareholder of the company.

Name:      /S/

Date of signature   4/29/97

Name:     /S/

Date of signature   4/29/97

Name:     /S/

Date of signature   4/29/97

WRITTEN RESOLUTIONS OF ALL THE DIRECTORS OF TELKOM SA
LIMITED

We the persons whose names appear below and who have signed this document (or other documents in the same form), are all the directors of the company and we hereby unanimously resolve that the following resolutions are passed as written resolutions in accordance with Article 19.1 of the companys Articles of Association (the Articles)
and agree that they shall be valid and effective as if they had been passed at a meeting of the Board, duly convened and held:

1. It is resolved that subject to the unanimous approval of the shareholders, as required by article 14.1.1 of the Articles, Mr. E.D. Moseneke, who is the chairperson of the company, be and is hereby appointed in terms of article 20.3 to serve also as the acting chief executive officer of the company until a new chief executive officer can be appointed to replace Dr. Brian Clark who has resigned, but in no event for a period of more than 12
(twelve) months.

2.   The remuneration committee be and are hereby authorised to negotiate with Mr.
Moseneke the terms of his appointment as the acting chief executive officer, for the limited period specified in paragraph 1, provided that no final agreement shall be made with Mr. Moseneke without the prior written approval of the Government of South Africa
(represented by the Minister for Posts, Telecommunications and Broadcasting) as the
present sole shareholder and Thintana Communications LLC as the prospective new shareholder of the company.

Name:     /S/
Date of signature

Name:

Date of signature

Name:

Date of signature

WRITTEN RESOLUTIONS OF ALL THE DIRECTORS OF TELKOM SA
LIMITED

We the persons whose names appear below and who have signed this document (or other documents in the same form), are all the directors of the company and we hereby unanimously resolve that the following resolutions are passed as written resolutions in accordance with Article 19.1 of the companys Articles of Association (the Articles)
and agree that they shall be valid and effective as if they had been passed at a meeting of the Board, duly convened and held:

1. It is resolved that subject to the unanimous approval of the shareholders, as required by article 14.1.1 of the Articles, Mr. E.D. Moseneke, who is the chairperson of the company, be and is hereby appointed in terms of article 20.3 to serve also as the acting chief executive officer of the company until a new chief executive officer can be appointed to replace Dr. Brian Clark who has resigned, but in no event for a period of more than 12
(twelve) months.

2.   The remuneration committee be and are hereby authorised to negotiate with Mr.
Moseneke the terms of his appointment as the acting chief executive officer, for the limited period specified in paragraph 1, provided that no final agreement shall be made with Mr. Moseneke without the prior written approval of the Government of South Africa
(represented by the Minister for Posts, Telecommunications and Broadcasting) as the
present sole shareholder and Thintana Communications LLC as the prospective new shareholder of the company.

Name:     /S/            J.H. Atterbury

Date of signature   4-29-97

Name:

Date of signature

Name:

Date of signature

WRITTEN RESOLUTIONS OF ALL THE DIRECTORS OF TELKOM SA
LIMITED

We the persons whose names appear below and who have signed this document (or other documents in the same form), are all the directors of the company and we hereby unanimously resolve that the following resolutions are passed as written resolutions in accordance with Article 19.1 of the companys Articles of Association (the Articles)
and agree that they shall be valid and effective as if they had been passed at a meeting of the Board, duly convened and held:

1. It is resolved that subject to the unanimous approval of the shareholders, as required by article 14.1.1 of the Articles, Mr. E.D. Moseneke, who is the chairperson of the company, be and is hereby appointed in terms of article 20.3 to serve also as the acting chief executive officer of the company until a new chief executive officer can be appointed to replace Dr. Brian Clark who has resigned, but in no event for a period of more than 12
(twelve) months.

2.   The remuneration committee be and are hereby authorised to negotiate with Mr.
Moseneke the terms of his appointment as the acting chief executive officer, for the limited period specified in paragraph 1, provided that no final agreement shall be made with Mr. Moseneke without the prior written approval of the Government of South Africa
(represented by the Minister for Posts, Telecommunications and Broadcasting) as the
present sole shareholder and Thintana Communications LLC as the prospective new shareholder of the company.

Name:     /S/            Wendy Luhabe

Date of signature   30 April 1997

Name:

Date of signature

Name:

Date of signature

TO:

Minister For Posts, Telecommunications and

Broadcasting of The Government of the Republic

of South Africa (the Minister) and Telkom SA
            Limited
(Telkom)

FROM:
Thintana Communications LLC (Thintana)

SUBJECT:      Interim CEO

DATE:
April  29,  1997

We are pleased to learn from your letter of todays date to Chairman Moseneke that the Chairman has agreed to become Telkoms interim Managing Director until a suitable permanent replacement can be found.  We have every confidence that, through Chairman Mosenekes leadership, a solid management foundation will be created between Telkoms current managers and Thintana

Sincerely,

         THINTANA
COMMUNICATIONS
LLC

         By:    /S/

 _____4/29/97______________________

Date:
WRITTEN RESOLUTIONS OF ALL THE DIRECTORS OF TELKOM SA
LIMITED

We the persons whose names appear below and who have signed this document (or other documents in the same form), are all the directors of the company and we hereby unanimously resolve that the following resolutions are passed as written resolutions in accordance with Article 19.1 of the companys Articles of Association (the Articles)
and agree that they shall be valid and effective as if they had been passed at a meeting of the Board, duly convened and held:

1. It is resolved that subject to the unanimous approval of the shareholders, as required by article 14.1.1 of the Articles, Mr. E.D. Moseneke, who is the chairperson of the company, be and is hereby appointed in terms of article 20.3 to serve also as the acting chief executive officer of the company until a new chief executive officer can be appointed to replace Dr. Brian Clark who has resigned, but in no event for a period of more than 12
(twelve) months.

2.   The remuneration committee be and are hereby authorised to negotiate with Mr.
Moseneke the terms of his appointment as the acting chief executive officer, for the limited period specified in paragraph 1, provided that no final agreement shall be made with Mr. Moseneke without the prior written approval of the Government of South Africa
(represented by the Minister for Posts, Telecommunications and Broadcasting) as the
present sole shareholder and Thintana Communications LLC as the prospective new shareholder of the company.

Name:     /S/            Eric Molobi

Date of signature   30/4/1997

Name:

Date of signature

Name:

Date of signature

WRITTEN RESOLUTIONS OF ALL THE DIRECTORS OF TELKOM SA
LIMITED

We the persons whose names appear below and who have signed this document (or other documents in the same form), are all the directors of the company and we hereby unanimously resolve that the following resolutions are passed as written resolutions in accordance with Article 19.1 of the companys Articles of Association (the Articles)
and agree that they shall be valid and effective as if they had been passed at a meeting of the Board, duly convened and held:

1. It is resolved that subject to the unanimous approval of the shareholders, as required by article 14.1.1 of the Articles, Mr. E.D. Moseneke, who is the chairperson of the company, be and is hereby appointed in terms of article 20.3 to serve also as the acting chief executive officer of the company until a new chief executive officer can be appointed to replace Dr. Brian Clark who has resigned, but in no event for a period of more than 12
(twelve) months.

2.   The remuneration committee be and are hereby authorised to negotiate with Mr.
Moseneke the terms of his appointment as the acting chief executive officer, for the limited period specified in paragraph 1, provided that no final agreement shall be made with Mr. Moseneke without the prior written approval of the Government of South Africa
(represented by the Minister for Posts, Telecommunications and Broadcasting) as the
present sole shareholder and Thintana Communications LLC as the prospective new shareholder of the company.

Name:     /S/            Nor Zainal Rahman

Date of signature   April 30 1997

Name:

Date of signature

Name:     /S/            Nor Hizam Hashim

Date of signature   April 30 1997

WRITTEN RESOLUTIONS OF ALL THE DIRECTORS OF TELKOM SA
LIMITED

We the persons whose names appear below and who have signed this document (or other documents in the same form), are all the directors of the company and we hereby unanimously resolve that the following resolutions are passed as written resolutions in accordance with Article 19.1 of the companys Articles of Association (the Articles)
and agree that they shall be valid and effective as if they had been passed at a meeting of the Board, duly convened and held:

1. It is resolved that subject to the unanimous approval of the shareholders, as required by article 14.1.1 of the Articles, Mr. E.D. Moseneke, who is the chairperson of the company, be and is hereby appointed in terms of article 20.3 to serve also as the acting chief executive officer of the company until a new chief executive officer can be appointed to replace Dr. Brian Clark who has resigned, but in no event for a period of more than 12
(twelve) months.

2.   The remuneration committee be and are hereby authorised to negotiate with Mr.
Moseneke the terms of his appointment as the acting chief executive officer, for the limited period specified in paragraph 1, provided that no final agreement shall be made with Mr. Moseneke without the prior written approval of the Government of South Africa
(represented by the Minister for Posts, Telecommunications and Broadcasting) as the
present sole shareholder and Thintana Communications LLC as the prospective new shareholder of the company.

Name:

Date of signature

Name:     /S/            I.D. Sussman

Date of signature   1st May 1997

Name:

Date of signature

EXHIBIT

= CONFIDENTIAL =
TELKOM SA LIMITED
 (Company Registration Number: 91/05476/06)
SPECIAL MEETING
RESOLUTIONS PASSED BY THE SOLE SHAREHOLDER
OF TELKOM SA LIMITED IN TERMS OF ITEM 11. 2. 1
OF ITS ARTICLES OF ASSOCIATION
In Attendance:            Minister Jay Naidoo     (Representing the Shareholder)
 Adv ED Moseneke             (Chairperson of the Board of Directors)
 Secretary:             Mr GA Smit                   (Office of the Company Secretary:
Telkom SA Limited)
1. ORDINARY RESOLUTIONS
1.1 Authorisation to Board to allot and issue two additional shares to the State
President of the Republic of South Africa
It is hereby RESOLVED as an ORDINARY RESOLUTION that the Directors be and are hereby AUTHORISED to allot and issue two ordinary shares at par value of R1, 00, to the Government of the Republic of South Africa.
1.2 Resignation of existing Directors
 It was NOTED that:
a.  the following Directors have RESIGNED from the company with effect from the date of this resolution:
Mr TN Chapman;
Mr MH Daling;
Ms F Jakoet;
Dr JL Job;
Mr MG Khumalo;
,
: ' *'*
 ori
'
!
'
nai
Ms WYN Luhabe;
;
:
:
'
Mr AR Martin;
Mr E Molobi;
Mr JC Robbertze; and
Mr MK TIakuIa.
CONFIDENTIAL =
2
= CONFIDENTIAL =
b. the following Directors still remain Directors of the Company:
Adv ED Moseneke, SC, as Chairperson of the Board; and
Dr JB Clark as Managing Director and Chief Executive Officer of the
Company.
1.3 Appointment of new Board
It was RESOLVED as an ORDINARY RESOLUTION that the following persons be and are hereby APPOINTED to the Board of the Company:
Term
Adv Dikgang Moseneke - Chairperson      3 years
   Brian Clark - Chief Executive. Officer        3 years
Nor Hizam Hashim*
(Mr Shanmugam Manickam - Alternate Director)    -
Nor Zainal A Rahman*
(Mr Joseph M Rajaratnam - Alternate Director)    -
Mr John Atterbury*
(Mr Martin Kerckhoff - Alternate Director)     -
Mr Randall Stephenson*
(Mr Charles Valkin - Alternate Director)     -
Mr Mac Geschwind*
(Mr Wilbur Crossley - Alternate Director)     -
Ms Wendy Luhabe        3 years
Ms Fatima Jakoet        1 year
Mr Eric Molobi         1 year
Mr David Sussman        2 years
Prof Ahmed Bawa        2 years
Mr Elias K Mosunkutu        2 years
Mr Colin Smith         1 year
Alternate Directors for Telkom's Directors will be appointed at a later stage.
The meeting NOTED that interviews with regard to the appointment of a Human
Resources Officer are currently in progress. It was further AGREED that all persons, save for the Managing Director and Chief Executive Officer be appointed as Board members without referring to their future executive roles, if any.
= CONFIDENTIAL =
3
= CONFIDENTIAL =
It was NOTED that the persons whose names in paragraph 3 above are denoted
by an asterisk have been nominated by Thintana Communications LLC ("the SEP")
in anticipation of its rights to do so upon the closing of the Share. Transfer
Agreement dated 26 March 1997 among the Minister for Posts,
Telecommunications and Broadcasting of the Republic of South Africa, the
Company and the SEP.
2. SPECIAL RESOLUTIONS
The following resolutions are hereby APPROVED as SPECIAL RESOLUTIONS:
a.           that the existing 5 000 000 000 (five billion) authorised and 3 899 222 730
(three billion eight hundred and ninety nine million, two hundred and twenty two thousand seven hundred and thirty) issued ordinary par value shares of
R1, 00 each in the capital of the company be and are hereby
CONSOLIDATED into 500 000 000 (five hundred million) authorised and
389 922 273 (three hundred and eighty nine million, nine hundred and twenty two thousand, two hundred and seventy three) issued ordinary par value shares of R10, 00 (ten rand) each;
b.           that, subject to the adoption of Special Resolution 2(a) above, the authorised share capital of the company, namely R5 000 000 000 (five billion rand) divided into 500 000 000 (five hundred million) ordinary par value shares of R10, 00 (ten rand) each, be and is hereby increased to
R10 000 000 000 (ten billion rand) divided into 1 000 000 000 (one billion)
ordinary par value shares of R10, 00 (ten rand) each; and
c.           that subject to the adoption of special resolution 2(b) above, the
Memorandum and Articles of Association of the company be SUBSTITUTED by the Memorandum and Articles of Association annexed hereto and
IDENTIFIED as such by the signature of the Chairperson.
 =  CONFIDENTIAL  =

= CONFIDENTIAL =
There being no further matters to attend to, the meeting was adjourned.
Signed by the sole Shareholder of the Company as a correct version of the proceedings.
 J NAIDOO        /S/
    MINISTER
DATE:   29-04-97
Signed by the Chairperson of the Board of Telkom SA Limited
E D  M O SENEKE        /S/
C H AIRPERSON
adp/SH2
DATE :  29-04-199

.0

REGISTRATEUR VAN MAATSKAPPYE EN VAN BESLOTE KORPORASIES

1997 -04- 2 9

REGISTRAR OF COMPANIES AND OF CLOSE CORPORATIONS

It is hereby certified that this is
a true ...

authorised

COMPANY SECRETARY

Date : 97. 04. 30

Annexure A
2.
SPECIAL RESOLUTIONS
The following resolutions were hereby APPROVED as SPECIAL RESOLUTIONS:
a.           that the existing 5 000 000 000 (five billion) authorised and 3 899 222 730
(three billion eight hundred and ninety nine million, two hundred and twenty two thousand seven hundred and thirty) issued ordinary par value shares of
Rl,00 each in the capital of the company be and are hereby
CONSOLIDATED into 500 000 000 (five hundred million) authorised and
389 922 273 (three hundred and eighty nine million, nine hundred and twenty two thousand, two hundred and seventy three) issued ordinary par value shares of R10, 00 (ten rand) each;
b.           that, subject to the adoption of Special Resolution 2(a) above, the authorised share capital of the company, namely R5 000 000 000 (five billion rand) divided into 500 000 000 (five hundred million) ordinary par value shares of R10, 00 (ten rand) each, be and is hereby increased to
R10 000 000 000 (ten billion rand) divided into 1 000 000 000 (one billion)
ordinary par value shares of R10, 00 (ten rand) each; and
c.           that, subject to the adoption of special resolution 2(b) above, the
Memorandum and Articles of Association of the company be SUBSTITUTED by the Memorandum and Articles of Association annexed hereto and
IDENTIFIED as such by the signature of the Chairperson.
adp/SH3
Admin Regs Schedule 2 - Forms
Refer to accompanying pdf document, for clearer tables  Form. CM 15
REPUBLIC OF SOUTH AFRICA
COMPANIES ACT, 1973
RETURN OF ALLOTMENT OF SHARES
[Section 93 (3)]
Registration No. of Company
 91/05476/06
Name of company  TELKOM SA LIMITED

Date of allotment of shares 29 APRIL 1997
Authorised  capital of company:
No par value
Par value
Number of shares
Class of shares
Number of shares
5
 000 000 000
Class of shares
Ordinary
Nominal amount
of each share
R
R1
Authorised capital
 R
5
 000 000 000
Total
| Total
Shares subscribed for in memorandum of association:
No par value
Number of shares
Class of shares
T o t a l . .
Par value
Number of shares
Class of shares | Nominal amount
of each share

R1
Total amount
paid-up

Rl
Number of shares previously issued, paid-up capital and stated capital, including shares
T o t a l . .
.  R 1 - 0 0
subscribed for in the memorandum:
Number
of
no
Class
of
shares
par value
Issue
price per
share
T o t a l . . R
Stated
capital
R
Number
of
shares
3
 899 222 727
T o t a l . . . .
P
Class
of
shares
 Ordinary
ar value
Nominal
amount
of each
share
R 1
_R. 1
Total
Amount
of issued
paid-up
capital
R
3 899 222 728
R3 899 222 728
Summary of issued capital prior to allotment:
Amount of issued paid-up capital..
Stated capital
Premium  account . .
R3 899 222 728

R
Total issued  capital . . .
Shares comprising this allotment:
Number
of shares

of shares
No par value
Issue price
per share
R
Total
Stated
capital
R
R
Number
of shares
2
Total
Class
of shares
       Ordinary
Par value
Nominal
amount of
each share

R1
Premium
on
each share

Total
Total amount
of paid-U|
capital am
premium (if a

 R2-00
5
 000 000 000
R1
Ordinary
R3 899 222 728
R2

Issued capital at date of this return:

No par value				Par value					
No. of shares	Class of shares	Issue price per share	Stated capital	No. of shares	Class of shares	Nominal amount of each share	Premium on each share	Total premium account	Total amount of paid-up capital, excluding premium
		R	R			R	R	R	R
				3899222730	Ordinary	R1	–	–	3899222730
Total		Total	R	Total			Total	R	R3899222

Stated capital .. .. R

Premium account .. .. R

Total issued capital .. .. R 3 899 222 730

COMPANY SECRETARY TELKOM SA LIMITED PRIVATE BAG PRIVAATSAK X881 PRETORIA 0001 MAATSKAPPYSEKRETARIS TELKOM SA BEPERK

Certified correct.

. 1997-04-29 ..

Signature ____________ Director/Manager/Secretary

ber stamp of company, if any, or of secretaries.

(orated) (To be completed by company)

nowledgement of receipt of return of allotments, dated ____________

ne of company ____________

al address ____________

Form CM l5(continued)
(a) Shares allotted otherwise than for cash:
No par value
Par value
number

Class
 Issue price
of shares

of  s h a r e s  per share
 R
 Total
Deemed
stated
capital
 R
Number Class
of shares of shares
T o t a l . .
 Nominal Premium
amount of on
each share each share
 R
 Total
Total amount
-of capital
deemed to be
paid-up
R
 R
(b) The consideration for which the shares have been allotted is as follows:
A copy of the contract, in writing, constituting the title of the allottee, together with any contract of sale, or for service or other.
consideration in respect of which the allotment was made, must be attached. If the contract is not in writing, a memorandum containing.
particulars of such contract must be attached.
(For particulars of allottees see overleaf. )
(c) The names and addresses of the allottees:
 Name of allottee
Number
Address of allottee of shares
Description of
shares allotted
Issued capital- at date of this return:
No par value
No. of Class of
Shares shares
Issue price
per share
Stated
capital
Par value
Nominai Premium
 To
No. of Class of amount of on prem
shares shares each share each share acco
Total
amount of
paid-up
tal capital,
ium excluding
unt premium
 :
Summary of total issued capital as at the date of this return
Amount of issued paid-up capi:
Stated capital
Premium  a c c o u n t . .
Refer to accompanying pdf document for clearer table
ber stamp of company, if any, or of
tal.
COMPANY SECRETARY-
Telkom SA LIMITED
BAG
x881
correct
TELKOM SA BEPERK
secretaries
Signature.
(orated)
(To be completed by company)
of receipt of return of allotments, dated.
ie of company.
al address..
Date of receipt by Registrar
of Companies
Date stamp of Companies
Registration Office
Registrar of Companies
intiug Specifications. --To be obtained from the Registrar of Companies, Pretoria,
REPUBLIC OF SOUTH AFRICA
COMPANIES ACT. 1973
PAYMENT OF FEES ON INCREASE OF CAPITAL
[Section 75 (3)]
Paste revenue receipt here
or
Affix revenue stamps here
or
Impress revenue franking machine impression here
Registration. No, of Company
91/05476/06
Name of Company.
TELKOM SA LIMITED
INCREASE OF PAR VALUE SHARE CAPITAL
Existing capital
5 000 000 000-00

Amount of increase
 Amount of total capital after increase
DIVISION OF SHARE CAPITAL
Existing number of shares
Number
of
 Shares
Class
of
shares
 000 000         Ordinary
Nominal
amount
of each
share
R10
Number of shares being increased
Number
of
shares
   500 000
 000
Class
of
shares
 Ordinary
Nominal
amount
of each
share
R10
Total number of shares after increase
Number
of
shares
   1000000000
Class
of
shares
 Ordinary
 Nominal
amount
 of each
 share
R10
INCREASE OF NO PAR VALUE SHARE CAPITAL
existing stated capital R_
Existing number of shares
Number of shares
Class of shares
Number of shares being increased
Number of shares
Class of shares
Total number of shares after increase
Number of shares Class of shares
CERTIFICATE BY THE AUDITOR OF THE COMPANY RELATING TO THE VALUATION OF
EXISTING SHARES IN TERMS OF SECTION 75 (3) (b) (ii) OF THE ACT
We_
being the auditor(s) of the company, hereby certify that
 number of issued shares is
--
The class of issued shares is
The value of each share is
d (b) that, if each new share is issued at the same value per share as the existing value per share, the stated capital would be R.
Date
Rubber stamp of auditor

Signature of auditor
rubber stamp of the company. If any or of the secretaries
Signature
of the company
 R 5 000 000 000-00                                                R 10 000 000 000-00
Date     1997.04.29

REGISTRATEUR VAN MAATSKAPPYE EN VAN BESLOTE KORPORASIES

Impression R&J

1997 -04- 2 9

REGISTRAR OF COMPANIES AND OF CLOSE CORPORATIONS

It is hereby certified that this is a true co...

COMPANY SECRETARY

Date : 97 . 04 . 30

REGISTRATEUR VAN MAATSKAPPYE EN VAN BESLOTE KORPORASIES

1997 -04- 2 9

Registrar of Companies

REGISTRAR OF COMPANIES

REPUBLIC
 OF SOUTH AFRICA
COMPANIES ACT, 1973
form CM 26
Special resolution
(Section 200)
(To be lodged in duplicate)
Registration No. of company
91/05476/06
Name of company.
Telkom SA Limited
Dare notice given to members
See
 CM 25A
Special resolution passed in terms of section 75 55 56 and 02 of the Act/paragraph       of the memorandum/
article   19.1  of the articles.
Copy of notice convening meeting attached.
Consent to waive period of notice of meeting (CM 25) attached/no
Date resolution passed                        15/03/99
CONTENTS OF RESOLUTION ( Use reverse side if necessary)
Resolved:
As per Annexure A
 ^
 u

re

;
Rubberstamp of company, if any or of secretaries.
Date          29-04-1997

 Signature
Director/Secretary/Manager
Name (in block capitals)
Delete whichever not applicable.
special resolution
tered this da
AND OF CLOSE CORPORATIONS
To be completed by company.
Herewith copy of special resolution as registered.
Registration No. of company
91/05476/06
Name of company Telkom SA Limited
Postal address.
Private Bag
 X881
Pretoria
NOT valid unless stamped by Registrar of Companies.
REPUBLIEK VAN SUID-AFRIKA VORM/FORM CM25A
REPUBLIC OF SOUTH AFRICA
MAATSKAPPYWET. 1973 / COMPANIES ACT, 1973
Toestemming om Spesiale Besluit op Vergadering
waarvan kennis nie gegee is nie voor te stel en aan te neem
Consent to propose and pass Special Resolution at Meeting
of which notice has not been given
(Artikel 199(3A) / Section 199(3A))
Registrasiekantoor vir Maatskappye
Posbus 429, Pretoria. 0001
Companies Registration Office
P. O. Box 429, Pretoria, 0001.
Naam van maatskappy Telkom SA Limited
Name or company
Registrasienommer van Maatskappy
Registration number of Company
91/05476/06
Ons, die ondergetekendes, synde at die lede van bogenoemde maatskappy, stem toe en komooreen dat daar op die algemene vergadering
We, the undersigned, being all the members of the above-mentioned company, consent and agree that at the general meeting die maatskappy wat op -1997-04-29
 the company to be held on
 _____
 word en waarvan kennis nie gegee is nie, 'n besluit met betrekking tot and of which notice has not been given, a resolution relating to .
(a) As per attachment
(b) As per attachment
(c) As per attachment
as 'n spesiale besluit voorgestel en aangeneem mag word,
may be proposed and passed as a special resolution.
1997-04-29
Datum/Date
 Handtekening/Signature /S/                           Jay Naidoo
Datum/Date                                                                                                                                     Handtekening/Signature
Datum/Date                                                                                                                                    Handtekening/Signature
Handtekening/Signature
Datum/Date                                                                                                                                     Handtekening/Signature
Datum/Date
 Handtekening/Signature

Ek sertifiseer dat die lede van die maatskappy wie se handtekeninge hierbo aangebring is al die lede van die maatskappy is.
I certify that the members of the company whose signatures are. affixed above are all the members of the company.
1997-04-29
Datum/Date
 Handtekening/Signature
/S/
DIREKTEUR/SEKRETARIS
DIRECTOR/SECRETARY
Moet by spesiale besluit wat vir registrasie ingedien word, aangeheg word.
To be attached to special resolution lodged for registration.
EXHIBIT

WRITTEN RESOLUTIONS OF THE SOLE SHAREHOLDER OF TELKOM SA
LIMITED
I, Jay Naidoo, in my capacity as the Minister for Posts, Telecommunications and
Broadcasting of the Government of the Republic of South Africa and acting on behalf of the Government, which is the sole shareholder of the company, resolve that the following resolutions are passed as written resolutions in accordance with Article 8. 7 of the company's Articles of Association (the "Articles") and agree that they shall be valid and effective as if they had been passed at a general meeting, duly convened and held:
1. ADV DIKGANG MOSENEKE    be and is hereby appointed as a director of the company

.
 _
.
2. That, upon and with effect from the resignation of Dr. Brian Clark, the present chief executive officer of the company, the Board of directors be authorised in terms of Article
14. 1. 1 of the Articles to appoint Mr. E. D. Moseneke, who is the chairperson of the company to serve also as the acting chief executive officer of the company until a new chief executive officer can be appointed, but in no event for a period of more than 12
(twelve) months.
Signed at          PRETORIA    on 30 April 1997
/S/

Jay Naidoo
Minister of Posts, Telecommunication and Broadcasting

EXHIBIT

REPUBLIC OF SOUTH AFRICA
COMPANIES ACT, 1973

Form CM 26

REGISTRAR OF COMPANIES AND OF CLOSE CORPORATIONS
1997-05-09

R10 97-05-09 | R20 97-05-09 | R50 97-05-09

91/05476/06

It is hereby certified that this is a true copy of the original document and that there is no indication that alterations have been made thereto by any unauthorised person.

COMPANY SECRETARY

Date: 97.05.14

Signature ____________
Director/Secretary/Manager

Name (in block capitals) A W B Band

Special resolution
REGISTRATEUR VAN MAATSKAPPYE EN VAN BESLOTE KORPORASIES

Registrar of Companies
REGISTRAR OF COMPANIES AND OF CLOSE CORPORATIONS

Special resolution
(Section 200)
(To be lodged in duplicate)
Registration No. of company
Name of company          Telkom SA Limited
Date notice given to members
 97. 05.
 09
Special resolution passed in terms of section         62
 19 Date resolution passed     9   -   05  -   1997
 of the Act/paragraph
   8.7   of the memorandum/
Copy of notice convening meeting attached.
Consent to waive period of notice of meeting (CM 25)attached/not attached. -
CONTENTS OF RESOLUTION (Use reverse side if necessary)
Resolved:
COMPANY SECRETARY
TELKOM SA LIMITED
. PRIVATE BAG
 PRlVAATSAK X881
 PRETORIA 0001
MAATSKAPPYSEKRETARIS
TELKOM SA BEPERK
Rubber stamp of company, if any or of secretaries.re.
Delete whichever not applicable.
To be completed by company.
Herewith copy of special resolution as registered.
Registration No. of company
Name of company      Telkom SA Limited
Postal address     Private Bag X 881
Date stamp of Companies
Registration Office
09 MAY 1997
Not valid unless stamped by Registrar of Companies.
article 13.2.1.2 of the articles.
Date   97.05.09
91/05476/06
Pretoria
REPUBLIEK VAN SUID-AFRIKA
REPUBLIC OF SOUTH AFRICA
MAATSKAPPYWET, 1973 / COMPANIES ACT, 1973
VORM/FORM CM25A
Toestemming om Spesiale Besluit op Vergadering
waarvan kennis nie gegee is nie voor te stel en aan te neem
Consent to propose and pass Special Resolution at Meeting
of which notice has not been given
(Artikel 199(3A) / Section 199(3A)
Registrasiekantoor vir Maatskappye
Posbus 429, Pretoria, 0001
Companies Registration Office
P. O. Box 429, Pretoria, 0001
Naam van maatskappy
Name of company                      Telkom SA Limited
Registration number of Company
Ons, die ondergetekendes. synde al die lede van bogenoemde maatskappy, stem toe en kom ooreen dat daar op die algemene vergadering
We, the undersigned, being all the members of the above-mentioned company, consent and agree that at the general
;
 meeting
van die maatskappy wat op
of  the  company  to  be  held  on                       97 . 05 . 09
sou word en waarvan kennis nie gegee is nie, 'n besluit met betrekking tot
of which notice has not been given, a resolution relating to      an amendment to the articles of association
as 'n spesiale besluit voorgestel en aangeneem mag word,
may be proposed and passed as a special resolution.
Datum/Date     97.05.09
Datum/Date
Datum/Date
Datum/Date
Datum/Date
Handtekening/Signature    /S/
Handtekening/Signature
Handtekening/Signature
Handtekening/Signature
Handtekening/Signature
Handtekening/Signature
Ek sertifiseer dat die lede van die maatskappy wie se handtekeninge hierbo aangebring is al die lede van die maatskappy is.
:
I certify that the members of the company whose signatures are affixed above are all the members of the company.
Datum/Date  97.05.09

Handtekening/Signature  /S/
/SEKRETARIS
DIRECTOR/SECRETARY
Date: 9 7 . 0 5 . 1 45A

Reistrasienomber van Maatskappy
91   /   05476   /   06
(item 13.2.1.2)
TELKOM SA LIMITED
SPECIAL RESOLUTION PASSED BY THE SOLE
SHAREHOLDER OF TELKOM SA LIMITED
It is RESOLVED that the articles of association of the Company be and they are hereby amended by the deletion of the existing Article 13, 2. 1. 2 and the Insertion in its stead of a new Article 13. 2. 1. 2 as follows:
"13. 2. 1. 2 A Member of parliament of the Republic of South Africa or any provincial, legislative or local authority or any municipal or other council in the
Republic of South Africa unless otherwise determined by the unanimous approval of the Shareholders, provided that if any such approval is given by Shareholders for any such Member to be a Director it may not be given so as to permit the
Member to be a Director for more than twelve (12) months from the date of his or her appointment or to permit more than one such appointment at any time. "
Notwithstanding its registration at a later date with the Registrar of Companies, this resolution shall be effective from the date it was signed by the shareholder.
Signed by the sole shareholder of The company:
Shareholder     /S/
97.05.09
Date
(J. Naidoo)
EXHIBIT

WRITTEN RESOLUTIONS OF THE SOLE SHAREHOLDER OF TELKOM SA LIMITED
I, JAY NAIDOO, in my capacity as the Minister for Posts, Telecommunications and
Broadcasting of the Government of the Republic of South Africa and acting on behalf of the Government, which is the sole shareholder of the company, resolve that the following resolutions are passed as written resolutions in accordance with Article 8. 7 of the company's Articles of Association and agree that they shall be as valid and effective as if they had been passed at a general meeting, duly convened and held:
1.          It is resolved that the directors of the company be and are hereby authorised to allot and issue 1 67 109 546 ordinary shares of the company, having a par value of R10, 00 each, to the State President of South Africa on behalf of the
Government of South Africa, in accordance with and pursuant to the requirements of the Share Transfer Agreement which was entered into on 26
March 1997 among the Minister for Posts, Telecommunications and
Broadcasting of the Government of the Republic of South Africa, the company and Thintana Communications LLC.
2.           It is noted that the directors of the company have recommended for payment to the company's sole shareholder a dividend of R400 000 000 for the company' s financial year ended 31 March 1997; and that such dividend be paid to the company's sole shareholder at any time before the date of the
Closing as defined in the Share Transfer Agreement referred to in paragraph 1.
3.           It is resolved that a dividend of R400 000 000 be declared as payable to the
Government of the Republic of South Africa as the sole shareholder of the company at the date of this resolution and that the dividend be paid at any time before that date of Closing.
/S/
MINISTER FOR POSTS, TELECOMMUNICATIONS
AND BROADCASTING OF THE GOVERNMENT OF
THE REPUBLIC OF SOUTH AFRICA
Date: 14 MAY 1997
[Signature Page to Pre-Closing Shareholder Resolution  Divi/Allot]
EXHIBIT

WRITTEN RESOLUTION OF THE SOLE SHAREHOLDER OF TELKOM SA
LIMITED
I, Jay Naidoo, in my capacity as the Minister for Posts, Telecommunications and
Broadcasting of the Government of the Republic of South Africa and acting on behalf of the Government, which is the sole shareholder of the company, resolve that the following resolution is passed as a written resolution in accordance with Article 8. 7 of the company's
Articles of Association (the "Articles") and agree that it shall be valid and effective as if it had been passed at a general meeting, duly convened and held:
IT IS RESOLVED THAT:
The following persons be and are hereby appointed as a director of the company:
A . R   M A R T I N
Signed at         Johannesburg on May 1997

 /S/
JAY NAIDOO
Minister for Posts, Telecommunications and Broadcasting
K . S   M B A L I
Appendix H
FUNDS  M E M O R A N D U M
1. PAYMENTS BY THE SEP
(a)         The SEP shall instruct Citibank N. A., 1 1 1 Wall Street, New York, New York
to transfer by electronic funds transfer settled through New York for receipt not later than  1 1 : 00 a. m. New York time and for value on the date of the
Closing:
(i)           the sum of two hundred sixty-one million Dollars (US$261, 000, 000)
from the SEP's account numbered 40726527 with Citibank N. A., 111
Wall Street, New York, New York to the Dollar account of the South
African Reserve Bank numbered 10935459 with Citibank N. A.,  1 1 1
Wall Street, New York, New York for the credit of the Minister for
             Posts, Telecommunications and Broadcasting (the instruction and telex advice for such payment to refer to the portion of the Purchase Price under Share Transfer Agreement to be retained by the Minister for
Posts, Telecommunications and Broadcasting for the Exchequer
Account of the Government of the Republic of South Africa); and
(ii)          the sum of one billion Dollars (US$1, 000, 000, 000) from the SEP's account numbered 40726527 with Citibank N. A., 1 1 1 Wall Street, New
York, New York to the Dollar account of the South African Reserve
Bank numbered 10935459 with Citibank N. A.,  1 1 1 Wall Street, New
York, New York far the credit of the Minister for Posts,
Telecommunications and Broadcasting (the instruction and telex advice for such payment to refer to the portion of the Purchase Price to be used by the Minister for Posts, Telecommunications and Broadcasting
to pay the Subscription Price under the Share Transfer Agreement).
(b)  Simultaneous with the issuance of instructions referred to in 1 (a) above:
(i)            the SEP shall instruct Citibank N. A., 111 Wall Street. New York, New
York to transfer the Purchase Price Stamp Duty (as defined below)
from the SEP's account numbered 40726527 with Citibank N. A., 111
Wall Street, New York, New York to the Dollar account of the South
African Reserve Bank 10935459 with Citibank N. A., 111 Wall Street,
New York, New York for the credit of the Minister of Finance (the transfer instructions and telex advice for such payment to refer to the stamp duty payable in respect of the Purchase Price under the Share and
Transfer Agreement), by electronic funds transfer for value on the date of the Closing. The "Purchase Price Stamp Duty" means six million three hundred and five thousand Dollars (US$ 6, 305, 000), which is the
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product of (x) the Purchase Price and (y) five one-thousandths (0, 005);
and
(ii)          The Minister of Finance shall instruct the South African Reserve Bank to (x) convert the Purchase Price Stamp Duty thus received into South
African Rand at the rate agreed upon by the South African Reserve
Bank and the Department of Finance, and (y) transfer by electronic funds transfer such Purchase Price Stamp Duty thus converted into
Rand to the South African Revenue Service account number
1462000118 with Nedbank, Branch No. 146245 Pretoria, South Africa, immediately upon receipt of the Purchase Price Stamp Duty pursuant to the payment referred to in l(b)(i).
2.           PAYMENT BY THE MINISTER TO TELKOM
Simultaneous with the issuance of instructions referred to in l(a) and l(b)
above the Minister for Posts, Telecommunications and Broadcasting shall instruct the South African Reserve Bank to transfer by electronic funds transfer one billion Dollars (US$1, 000, 000, 000) for the Subscription Price to Telkom's
deposit account no. 040-00-041-02 held with the South African Reserve Bank immediately upon receipt by the South African Reserve Bank of the Purchase
Price payment referred to in l(a)(ii) above. This deposit will be evidenced by a
Fixed Deposit Contract of the South African Reserve Bank (the form of which is attached hereto) delivered by the South African Reserve Bank to Telkom at the Closing immediately upon the making of such deposit and such amount will be held on deposit in such account by Telkom with the South African Reserve
Bank until the Due Date of the Forward Exchange Contract (as defined therein) between the South African Reserve Bank and Telkom established on
23 April 1997.
3.          PAYMENT OF STAMP DUTY BY TELKOM
Immediately upon receipt of the payment of the Subscription Price referred to in 2 above, Telkom shall pay the Subscription Price Stamp Duty by certified bank cheque to the agent of the South African Revenue Service present at the place of Closing. The "Subscription Price Stamp Duty" means the Rand equivalent of five million Dollars (US$5, 000, 000), which is the product of (i)
the Rand equivalent of one billion Dollars (US$ 1, 000, 000, 000) (calculated at the exchange rate agreed upon by the South African Reserve Bank and the
Department of Finance) and (ii) five one-thousandths (0, 005).
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4.           TRANSFER  INSTRUCTIONS  AND TELEPHONIC AND TELEX
ADVICE
(a)          At least two Business Days prior to the Closing, the SEP, the Minister for Posts, Telecommunications and Broadcasting, Telkom and the
Minister of Finance shall each furnish the forms of the transfer instructions to be given by them (as provided above) to the parties to which they are to provide copies thereof on the date of the Closing as provided in paragraph 4(b).
(b)          The SEP shall provide the Minister for Posts, Telecommunications and
Broadcasting copies of its transfer instructions under paragraph 1 above immediately upon issuing the same and shall instruct the paying bank to give the South African Reserve Bank immediate telex and telephonic advice of the payments under paragraph 1. The Minister for Posts,
Telecommunications and Broadcasting shall provide Telkom with copies of the instructions given by that Minister under paragraph 2 immediately upon issuing the same. The Minister of Finance shall provide the SEP with copies of the instructions given by that Minister to the South African Reserve Bank under paragraph l(b)(ii).
(c)         The Minster for Posts, Telecommunications and Broadcasting shall use his reasonable endeavours to ensure that the Minster of Finance complies with the terms of this Funds Memorandum.
5.          DELAY IN PAYMENT
(a)         If for any reason the payments referred to in paragraph l(a) above are not made for value on the date of the Closing, the SEP shall pay interest on such sums to the Minister for Posts, Telecommunications and Broadcasting from and including the date of the Closing to the value date of payment at the
Federal Funds Rate, and the Minister for Posts, Telecommunications and
Broadcasting shall account to Telkom for such interest as is received from the
SEP in respect of the amount required to be credited to the Minister's Account for Telkom. Interest shall accrue from day to day, shall be calculated on the basis of the actual number of days elapsed in a 360-day year, and shall be compounded daily.
(b)         If the payment under paragraph 2 is not credited to Telkom's Account on the date of receipt by the Minister for Posts, Telecommunications and
Broadcasting of the payment under paragraph l(a)(ii) and is not made for value on the date of the Closing, the Minister for Posts, Telecommunications and
Broadcasting may (but shall not be obliged to) invest such sum overnight and shall account to Telkom for the proceeds of any such investment.
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6.           TAXES AND OTHER  DEDUCTIONS
All sums payable by the SEP under paragraph 1 shall be paid in full without set-off or counterclaim or any restriction or condition and free and clear of any tax or other deductions or withholdings of any nature. If the SEP or any other person is required by any law or regulation to make any deduction or withholding (on account of tax or otherwise) from any payment, the SEP shall, together with such payment, pay such additional amount as will ensure that the Minister for Posts, Telecommunications and
Broadcasting receives (free and clear of any tax or other deductions or withholdings the full amounts the said Minister would have received if no such deduction or withholding had been required. The SEP shall promptly forward to the Minister for
Posts, Telecommunications and Broadcasting copies of official receipts or other evidence showing that the full amount of any such deduction or withholding has been paid over to the relevant taxation or other authority.
7.           IMPLICATION OF PAYMENTS BY THE SEP
Payment by the SEP to the South African Reserve Bank, acting as the agent of the
Government of the Republic of South Africa (represented by the Minister for Posts,
Telecommunications and Broadcasting) in accordance with l(a) above will comprise discharge of the SEP's obligations under Clauses 2. 02 and 4. 04 of the Share Transfer
Agreement. In addition, it is the intent of the Parties that payment by the SEP to the
South African Reserve Bank, acting as the agent of the Government of the Republic of
South Africa (represented by the Minister of Finance and the South African Revenue
Service) in accordance with paragraphs l(b)(i) and l(b)(ii), above respectively, will comprise payment of the Purchase Price Stamp Duty by the SEP without further action with respect to such funds.
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Appendix M:  Post-Closing Post Office Act Amendments
A bill to amend the Post Office Act (such amendment, the "Post Office
Amendment Act") shall be enacted by the Parliament of the Republic of South Africa, as
follows:
1.      Section 3(5): Section 3(5) of the Post Office Act, as amended, shall be deleted in its entirety and replaced with the following:
"Notwithstanding the provisions of the Companies Act, the postal company shall not have more than one member, and the telecommunications company may have less than seven members. "
2.       Section 12W(1): Section 12W(1) of the Post Office Act, as amended, shall be deleted in its entirety and replaced with the following with effect from the date of the Closing:
"(1) Subject to the provisions of subsections (2) and (3), the postal company may for as long as all its issued equity shares are held by the
State and the telecommunications company may for as long as the majority of its issued equity shares are held by the state, and notwithstanding anything to the contrary contained in the Companies Act, issue stock, securities, bills, promissory notes, debentures, debenture stock, obligations or other financial instruments as proof of a loan of money, and may negotiate or have them listed in the same manner and on the same financial markets or on the same stock exchange as is customary in the case of similar financial instruments issued by the State. "
3.       Retroactive Effective Date: The Post Office Amendment Act shall include the following provision:
"This Act shall have retroactive operation from the date of commencement of the Post Office Amendment Act, 1997 (Act No. 11 of 1997). "
The retroactive date in the above provision may include a date different from the date of commencement of the Post Office Amendment Act, 1997 (Act No. 11 of
1997), but only so long as such date is on or before 14 May 1997.
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